As filed with the Securities and Exchange Commission on January 31, 1997

                                                                      File Nos.
                                                                        33-9994
                                                                       811-4894

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N- 1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   Pre- Effective Amendment No.

   Post-Effective Amendment No. 16                  (X)

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No. 17                                 (X)

                        FRANKLIN MANAGED TRUST
          (Exact Name of Registrant as Specified in Charter)

           777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
         (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code (415) 312- 2000

       HARMON E. BURNS, 777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
              (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)
[x] on February 1, 1997 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(i)
[ ] on [date] pursuant to paragraph (a)(i)
[ ] 75 days after filing pursuant to paragraph (a)(ii)
[ ] on [date] pursuant to paragraph (a)(ii) of rule 485


Calculation of Registration Fee Under the Securities Act of 1933

Title of                 Proposed                      Amount
Securities   Amount      Maximum         Proposed      of
Being        Being       Offering Price  Aggregate     Offering
Registered   Registered* Per Share       Price*        Fee*
________________________________________________________________
Beneficial   1,100,186     $23.99        $0            $0
Interest
________________________________________________________________

*Registrant elects to calculate the maximum aggregate offering price pursuant to Rule 24e-2. 5,245,942 shares were redeemed during the fiscal year ended September 30, 1996. 4,145,756 shares were used for reductions pursuant to Paragraph (d) of Rule 24f-2 during the current year. 1,100,186 shares is the amount of redeemed shares used for reduction in this amendment. Pursuant to 457(d) under the Securities Act of 1933, the maximum public offering price of $23.99 per share on January 20, 1996, is the price used as the basis for these calculations. The maximum public offering price per share varies and, thus, may be higher or lower than $23.99 in the future. No fee is required for the 1,100,186 shares.

As part of its initial registration statement, the registrant has elected to register an indefinite number of shares pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended, and hereby continues such election. The registrant filed the notice required by Rule 24f-2 for its most recent fiscal year on November 27, 1996.



                             FRANKLIN MANAGED TRUST
                              CROSS REFERENCE SHEET

                                    FORM N-1A

                  PART A: INFORMATION REQUIRED IN PROSPECTUS
                 (Franklin Corporate Qualified Dividend Fund)

   N-1A                                         Location in
   ITEM NO.      ITEM                           REGISTRATION STATEMENT

   1.            Cover Page                     Cover Page

   2.            Synopsis                       "Expense Summary"

   3.            Condensed Financial            "Financial Highlights"; "How
                 Information                    does the Fund Measure
                                                Performance?"

   4.            General Description of         "How is the Fund Organized?";
                 Registrant                     "How does the Fund Invest its
                                                Assets?"; "What are the Fund's
                                                Potential Risks?"

   5.            Management of the Fund         "Who Manages the Fund?"

   5A.           Management's Discussion of     Contained in Registrant's Annual
                 Fund Performance               Report to Shareholders

   6.            Capital Stock and Other        "How is the Fund Organized?";
                 Securities                     "Services to Help You Manage
                                                Your Account"; "What
                                                Distributions Might I Receive
                                                from the Fund?"; "How Taxation
                                                Affects You and the Fund"

   7.            Purchase of Securities Being   "How Do I Buy Shares?"; "May I
                 Offered                        Exchange Shares for Shares of
                                                Another Fund?"; "Transaction
                                                Procedures and Special
                                                Requirements"; "Services to Help
                                                You Manage Your Account";
                                                "Useful Terms and Definitions"

   8.            Redemption or Repurchase       "May I Exchange Shares for
                                                Shares of Another Fund?"; "How
                                                Do I Sell Shares?"; "Transaction
                                                Procedures and Special
                                                Requirements"; "Services to Help
                                                You Manage Your Account"

   9.            Pending Legal Proceedings      Not Applicable



                             FRANKLIN MANAGED TRUST
                              CROSS REFERENCE SHEET

                                    FORM N-1A

                  PART A: INFORMATION REQUIRED IN PROSPECTUS
                        (Franklin Rising Dividends Fund)

   N-1A                                         Location in
   ITEM NO.      ITEM                           REGISTRATION STATEMENT

   1.            Cover Page                     Cover Page

   2.            Synopsis                       "Expense Summary"

   3.            Condensed Financial            "Financial Highlights"; "How
                 Information                    does the Fund Measure
                                                Performance?"

   4.            General Description of         "How is the Fund Organized?";
                 Registrant                     "How does the Fund Invest its
                                                Assets?"; "What are the Fund's
                                                Potential Risks?"

   5.            Management of the Fund         "Who Manages the Fund?"

   5A.           Management's Discussion of     Contained in Registrant's Annual
                 Fund Performance               Report to Shareholders

   6.            Capital Stock and Other        "How is the Fund Organized?";
                 Securities                     "Services to Help You Manage
                                                Your Account"; "What
                                                Distributions Might I Receive
                                                from the Fund?"; "How Taxation
                                                Affects You and the Fund"

   7.            Purchase of Securities Being   "How Do I Buy Shares?"; "May I
                 Offered                        Exchange Shares for Shares of
                                                Another Fund?"; "Transaction
                                                Procedures and Special
                                                Requirements"; "Services to Help
                                                You Manage Your Account";
                                                "Useful Terms and Definitions"

   8.            Redemption or Repurchase       "May I Exchange Shares for
                                                Shares of Another Fund?"; "How
                                                Do I Sell Shares?"; "Transaction
                                                Procedures and Special
                                                Requirements"; "Services to Help
                                                You Manage Your Account"

   9.            Pending Legal Proceedings      Not Applicable


                             FRANKLIN MANAGED TRUST
                              CROSS REFERENCE SHEET

                                    FORM N-1A

                  PART A: INFORMATION REQUIRED IN PROSPECTUS
                     (Franklin Investment Grade Income Fund)

   N-1A                                         Location in
   ITEM NO.      ITEM                           REGISTRATION STATEMENT

   1.            Cover Page                     Cover Page

   2.            Synopsis                       "Expense Summary"

   3.            Condensed Financial            "Financial Highlights"; "How
                 Information                    does the Fund Measure
                                                Performance?"

   4.            General Description of         "How is the Fund Organized?";
                 Registrant                     "How does the Fund Invest its
                                                Assets?"; "What are the Fund's
                                                Potential Risks?"

   5.            Management of the Fund         "Who Manages the Fund?"

   5A.           Management's Discussion of     Contained in Registrant's Annual
                 Fund Performance               Report to Shareholders

   6.            Capital Stock and Other        "How is the Fund Organized?";
                 Securities                     "Services to Help You Manage
                                                Your Account"; "What
                                                Distributions Might I Receive
                                                from the Fund?"; "How Taxation
                                                Affects You and the Fund"

   7.            Purchase of Securities Being   "How Do I Buy Shares?"; "May I
                 Offered                        Exchange Shares for Shares of
                                                Another Fund?"; "Transaction
                                                Procedures and Special
                                                Requirements"; "Services to Help
                                                You Manage Your Account";
                                                "Useful Terms and Definitions"

   8.            Redemption or Repurchase       "May I Exchange Shares for
                                                Shares of Another Fund?"; "How
                                                Do I Sell Shares?"; "Transaction
                                                Procedures and Special
                                                Requirements"; "Services to Help
                                                You Manage Your Account"

   9.            Pending Legal Proceedings      Not Applicable



                             FRANKLIN MANAGED TRUST
                              CROSS REFERENCE SHEET

                                    FORM N-1A

                         Part B: Information Required in
                       STATEMENT OF ADDITIONAL INFORMATION

10.           Cover Page                    Cover Page

11.           Table of Contents             Contents

12.           General Information and       Not Applicable
              History

13.           Investment Objectives and     "How does the Fund Invest its
              Policies                      Assets?"; "Investment Restrictions"

14.           Management of the Registrant  "Officers and Trustees"

15.           Control Persons and           "Officers and Trustees"; "Investment
              Principal Holders of          Management and Other Services";
              Securities                    "Miscellaneous Information"

16.           Investment Advisory and       "Investment Management and Other
              Other Services                Services"; "The Fund's Underwriter"

17.           Brokerage Allocation and      "How does the Fund Buy Securities
              Other Practices               For its Portfolio?"

18.           Capital Stock and Other       See Prospectus "How is the Fund
              Securities                    Organized?"

19.           Purchase, Redemption and      "How Do I Buy, Sell and Exchange
              Pricing of Securities Being   Shares?"; "How are Fund Shares
              Offered                       Valued?"; "Financial Statements"

20.           Tax Status                    "Additional Information on
                                            Distributions and Taxes"

21.           Underwriters                  "The Fund's Underwriter"

22.           Calculation of Performance    "How does the Fund Measure
              Data                          Performance?"

23.           Financial Statements          "Financial Statements"


Prospectus & Application

Franklin Corporate Qualified Dividend Fund


Investment Strategy

INCOME

February 1, 1997

This prospectus describes the Franklin Corporate Qualified Dividend Fund (the "Fund"). It contains information you should know before investing in the Fund. Please keep it for future reference.

The Fund has a Statement of Additional Information ("SAI"), dated February 1, 1997, which may be amended from time to time. It includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Fund at the address shown.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.



FRANKLIN

CORPORATE

QUALIFIED

DIVIDEND FUND

FEBRUARY 1, 1997

WHEN READING THIS PROSPECTUS, YOU WILL SEE CERTAIN TERMS BEGINNING WITH CAPITAL LETTERS. THIS MEANS THE TERM IS EXPLAINED IN OUR GLOSSARY SECTION.


TABLE OF CONTENTS

ABOUT THE FUND
Expense Summary.....................................    2
Financial Highlights................................    3
How does the Fund Invest its Assets?................    6
What are the Fund's Special Considerations?.........    9
What are the Fund's Potential Risks?................   10
Who Manages the Fund?...............................   11
How does the Fund Measure Performance?..............   12
How Taxation Affects the Fund and its Shareholders..   13
How is the Trust Organized?.........................   14

ABOUT YOUR ACCOUNT
How Do I Buy Shares?................................   15
May I Exchange Shares for Shares of Another Fund?...   18
How Do I Sell Shares?...............................   20
What Distributions Might I Receive from the Fund?...   23
Transaction Procedures and Special Requirements.....   24
Services to Help You Manage Your Account............   27

GLOSSARY
Useful Terms and Definitions........................   30


777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777
1-800/DIAL BEN


ABOUT THE FUND

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in the Fund. It is based on the Fund's historical expenses for the fiscal year ended September 30, 1996. The Fund's actual expenses may vary.

A. SHAREHOLDER TRANSACTION EXPENSES+

   Maximum Sales Charge Imposed on

   Purchases (as a percentage of Offering Price) 1.50%++
   Deferred Sales Charge                         None+++
   Exchange Fee (per transaction)                $5.00*

B. ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

   Management Fees                               0.50%
   Rule 12b-1 Fees                               0.21%**
   Other Expenses                                0.36%
   Total Fund Operating Expenses                 1.07%

C. EXAMPLE

   Assume the Fund's annual return is 5%, operating expenses are as described above,and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Fund.

   1 YEAR  3 YEARS   5 YEARS   10 YEARS

    $26***   $49       $73       $144

     THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in its Net Asset Value or dividends and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.

++There is no front-end sales charge if you invest $1 million or more.

+++A Contingent Deferred Sales Charge of 1% may apply to purchases of $1 million or more if you sell the shares within one year. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

*$5.00 fee is only for Market Timers. We process all other exchanges without a fee.

**These fees may not exceed 0.25%. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules. It is estimated, however, that this would take a substantial number of years.

***Assumes a Contingent Deferred Sales Charge will not apply.

Financial Highlights

This table summarizes the Fund's financial history. The information has been audited by Tait, Weller & Baker, the Fund's independent auditors. Their audit report covering each of the most recent five years appears in the financial statements in the Trust's Annual Report to Shareholders for the fiscal year ended September 30, 1996. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call Fund Information.


                             For the Year Ended September 30,                 For the Year Ended January 31,


                            1996         1995      1994      1993*       1992      1991      1990     1989     1988**    1987***
Per Share Operating Performance

Net Asset Value
 at Beginning of Period      $23.76     $23.69    $24.47    $23.75      $21.63    $19.03    $20.65   $21.11   $21.77    $25.00
Net Investment Income          1.10       1.21      1.02      0.73        1.37      1.73      1.77     1.76     1.84      1.68
Net Realized & Unrealized
 Gain (Loss) on Securities    (0.190)       --     (0.844)    0.777       2.144     2.540    (1.566)  (0.434)  (0.650)   (3.460)
Total From
 Investment Operations         0.910      1.210     0.176     1.507       3.514     4.270     0.204    1.326    1.190    (1.780)
Distributions from
 Net Investment Income        (1.150)    (1.140)   (0.956)   (0.787)     (1.394)   (1.670)   (1.824)  (1.786)  (1.850)   (1.450)
Net Asset Value
 at End of Year              $23.52     $23.76    $23.69    $24.47      $23.75    $21.63    $19.03   $20.65   $21.11    $21.77
Total Return+                  3.94%      5.26%     0.72%     6.44%      16.75%    23.25%     1.05%    6.42%    5.68%    (7.41)%

Ratios/Supplemental Data

Net Assets at End
 of Period (in 000's)     $27,791       $27,793   $31,790   $33,849     $29,444   $22,242   $17,498  $23,260  $30,632   $14,134
Ratio of Expenses
 to Average Net Assets         1.07%      1.02%     1.00%     1.06%++     1.10%     1.24%     1.33%    1.43%    1.46%    1.34%++
Ratio of Net Investment
 Income to Average Net Assets  4.64%      5.02%     4.19%     4.09%++     5.97%     8.09%     8.84%    8.31%    8.51%    7.94%++
Portfolio Turnover Rate       24.88%     29.18%    32.17%    27.46%      29.01%      --%      1.55%   14.42%    8.00%  149.17%
Average Commission Rate+++     0.0600       --       --        --          --        --        --       --       --       --

*For the period ended September 30, 1993.

**On June 28, 1988, the investment manager changed from L.F. Rothschild Fund Management, Inc. to Advisers.

***For the period January 14, 1987 (effective date of registration) to December 31, 1987.

+Total return measures the change in value of an investment over the periods indicated. It does not include the maximum front-end sales charge or the Contingent Deferred Sales Charge. It also assumes reinvestment of dividends and capital gains, if any, at Net Asset Value.

++Annualized.

+++Represents the average commission rate per share paid by the Fund in connection with the execution of the Fund's portfolio transactions in equity securities.


HOW DOES THE FUND INVEST ITS ASSETS?

THE FUND'S INVESTMENT OBJECTIVE

The Fund is designed to serve as an income producing vehicle for the cash reserves of taxable corporations. The Fund's investment objective is to generate high after-tax income for corporations, consistent with investment in investment quality securities. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. Of course, there is no assurance that the Fund's objective will be achieved.

TYPES OF SECURITIES IN WHICH THE FUND MAY INVEST

The Fund seeks to achieve its investment objective by maximizing the amount of dividend income it receives that qualifies for the 70% corporate dividends-received deduction under current federal income tax laws.

Under normal market conditions, at least 75% of the Fund's total assets will be invested in equity securities of domestic corporations paying dividends that qualify for the dividends-received deduction. The types of securities in which the Fund typically invests include adjustable rate preferred stocks, auction rate preferred stocks, conventional preferred stocks, and common stocks.

Because the Fund seeks income consistent with investment in investment quality securities, under normal market conditions at least 95% of the Fund's portfolio is invested in equity securities of issuers whose long-term debt securities are either rated in one of the four highest rating categories (AAA, AA, A or BBB by S&P, or Aaa, Aa, A, or Baa by Moody's) or, if unrated, are of comparable quality as determined by Advisory Services. Debt securities rated within the top three categories comprise what are known as high-grade bonds and are regarded as having a strong capacity to pay principal and interest. Medium-grade bonds (BBB by S&P or Baa by Moody's) are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and some speculative characteristics. See "Appendix" in the SAI for a further description of these ratings.

Although market risks are inherent in any investment program, Advisory Services believes that such risks may be reduced through careful analysis of prospective issuers. While the opinion of rating services may be considered in selecting securities for the Fund's portfolio, Advisory Services relies primarily on its own credit analysis, which includes a study of the existing debt, capital structure, ability to service debt and to pay dividends, and the credit rating and current trend of earnings for any company under consideration.

The common stocks that the Fund purchases are generally not rated and ratings on the issuers' preferred or debt securities should not be construed as a rating on the issuers' common stocks.

ADJUSTABLE RATE AND AUCTION RATE PREFERRED STOCKS. The Fund may invest a portion of its portfolio in adjustable rate and auction rate preferred stocks, the dividends on which qualify for the dividends-received deduction.

Adjustable rate stocks are preferred stocks with cumulative and adjustable dividends. Regardless of the issuer, these stocks generally have the same terms and provisions, except for the specific adjustment formula used to determine their quarterly dividend rate. These formulas vary in regard to (i) the fixed amount of premium or discount in relation to a particular U.S. Treasury instrument rate and (ii) the minimum and maximum range within which the dividend rate may fluctuate. The applicable rate is generally determined by the issuer at the beginning of each quarterly dividend period by adding or subtracting (depending upon the terms of the issue) either a fixed number of basis points or a percentage calculation to the highest of three specified rates: a "Treasury Bill Rate," a "Ten-Year Constant Maturity Rate" and a "Twenty-Year Constant Maturity Rate."

Auction rate preferred stocks are similar to short-term, corporate money market instruments in that the auction rate preferred stockholder normally has the opportunity to liquidate at par every 49 days, at which time the dividend rate is reset. Generally, the maximum dividend rate ranges from 110% to 250%, depending on quality, of the sixty-day "AA" Composite Commercial Paper Rate and the minimum dividend rate is 56% of that same rate. The maximum and minimum dividend rates may be higher or lower depending upon the particular issuer.

While the Fund intends to invest only in adjustable rate and auction rate preferred stocks that are represented by the issuer or its counsel, or are considered in the best judgment of Advisory Services to be equity securities for purposes of the dividends-received deduction, there is the possibility that some of these stocks may be classified as debt securities with the result that the dividends paid on these securities would not be dividends qualifying for the dividends-received deduction.

OTHER INVESTMENT POLICIES OF THE FUND

SHORT-TERM INVESTMENTS. In any period of stock market weakness or uncertain market or economic conditions as determined by Advisory Services, the Fund may establish a defensive position to preserve capital by temporarily investing all or a part of its assets in short-term, fixed-income securities or retaining such assets in cash or cash equivalents. Such investments, which may also be made on a temporary basis pending investment in equity securities, would include U.S. government securities, bank certificates of deposit, bankers' acceptances, high-quality commercial paper issued by domestic corporations and repurchase transactions.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase transactions in which the Fund buys a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked-to-market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. The Fund, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks that are deemed creditworthy by Advisory Services. A repurchase agreement is deemed to be a loan by the Fund under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Fund by a custodian bank approved by the Board and will be held pursuant to a written agreement.

LOANS OF PORTFOLIO SECURITIES. Consistent with procedures approved by the Board and subject to the following conditions, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 30% of the value of the Fund's total assets at the time of the most recent loan. The Fund currently intends to limit its lending of securities to no more than 5% of its total assets. The borrower must deposit with the Fund's custodian bank collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 100%. This collateral shall consist of cash, securities issued by the U.S. government, its agencies or instrumentalities, or irrevocable letters of credit. The lending of securities is a common practice in the securities industry. The Fund may engage in security loan arrangements with the primary objective of increasing the Fund's income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

BORROWING. The Fund may borrow money only from banks for temporary or emergency purposes in amounts not to exceed 15% of the Fund's total assets. Additional investments may not be made while any such borrowings are in excess of 5% of the Fund's total assets.

To the extent interest income is derived from the above activities, it will not qualify for the corporate dividends-received deduction.

ILLIQUID INVESTMENTS. The Fund's policy is not to invest more than 10% of its net assets in illiquid or restricted securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

PERCENTAGE RESTRICTIONS. If a percentage restriction noted above is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the value of portfolio securities or the amount of net assets will not be considered a violation of any of the foregoing policies.

OTHER POLICIES AND RESTRICTIONS. The Fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's investment policies, please see "How does the Fund Invest its Assets?" and "Investment Restrictions" in the SAI.

WHAT ARE THE FUND'S SPECIAL CONSIDERATIONS?

As discussed under "How Taxation Affects the Fund and its Shareholders," in order for 100% of the dividend income paid by the Fund to qualify for the 70% corporate dividends-received deduction, 100% of the Fund's net distributable income must be derived from qualifying dividends received from the Fund's stock in domestic corporations with respect to which the Fund satisfies certain requirements of federal tax laws. If the aggregate qualifying dividends received by the Fund are less than 100% of its net distributable income, then the amount of the Fund's dividends paid to its shareholders that will be eligible for the deduction will also be proportionately less. While the Fund intends to maximize the amount of qualifying dividend income it receives, consistent with its investment objective, it is possible that less than 100% of the Fund's net distributable income in any year will consist of qualifying dividend income to you.

To be eligible for the 70% dividends-received deduction on any dividend paid by the Fund, you must also satisfy certain federal tax requirements discussed under "How Taxation Affects the Fund and its Shareholders."

If you are in the 35% regular tax bracket, the effect of the tax deduction is that 89.5% of the Fund's qualifying dividends will be retained as after-tax income. On an after-tax basis, the Fund's qualifying dividends would likely give you a significantly higher return than investments in taxable money market instruments, as illustrated in the chart below. There is no assurance, of course, that any of these results will be attained, that federal income tax laws applicable to the dividends-received deduction will remain the same or that such deduction may not be modified in the future.

The following chart compares the net after-tax yields for a fully taxable investment and the Fund, assuming the maximum 1997 federal corporate income tax rate of 35% and that 100% of the Fund's dividends qualify for the current 70% dividends-received deduction.

Chart Omitted - Description follows

                 AFTER-TAX COMPARISON OF THE CORPORATE QUALIFIED
                  DIVIDEND FUND AND A FULLY TAXABLE INVESTMENT

                              CORPORATE QUALIFIED       FULLY TAXABLE
PRE-TAX YIELDS                 DIVIDEND FUND              INVESTMENT

      12%                           10.74%                7.8%

      10%                            8.95%                6.5%

       8%                            7.16%                5.2%

       6%                            5.37%                3.9%

       4%                            3.58%                2.6%

If we assume a pre-tax yield of 12%, an investment in the Franklin Corporate Qualified Dividend Fund will result in an after-tax return of approximately 10.74%. If we compare this with a fully-taxable investment, the after-tax return is only 7.8% since no portion of the dividends qualify for the 70% dividends-received deduction.


The foregoing chart is for illustrative purposes only, based on current applicable federal corporate income tax rates, and no representation is being made of the Fund's actual or intended yield or the percentage of its dividends which will in fact qualify for the dividends-received deduction. In addition, the net asset value of the Fund will fluctuate and you may realize a gain or loss on redemption. For more information see "How Taxation Affects the Fund and its Shareholders."

WHAT ARE THE FUND'S POTENTIAL RISKS?

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of Fund shares may also change with movements in the stock market as a whole.

MARKET RISK. If there is a general market decline, shown for example by a drop in the Dow Jones Industrials or other equity based index, the value of what the Fund owns, and thus the Fund's share price, may also decline. The value of the stock market has increased and decreased in the past. These changes are unpredictable and may happen again in the future.

WHO MANAGES THE FUND?

THE BOARD. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations.

INVESTMENT MANAGER. As of July 1, 1996, Advisory Services manages the Fund's assets and makes its investment decisions. Advisory Services also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Advisory Services and its affiliates manage over $171 billion in assets. Advisory Services employs the same individuals to manage the Fund's portfolio as the previous manager. The terms and conditions of the management services provided to the Fund remain the same. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

MANAGEMENT TEAM. The team responsible for the day-to-day management of the Fund's portfolio is: William Lippman and Philip Smith since the Fund's inception, and Margaret McGee since 1988.

William Lippman
President of Advisory Services

Mr. Lippman holds a Master of Business Administration degree from New York University and a Bachelor of business administration degree from City College of New York. Mr. Lippman has been in the securities industry for over 30 years and with the Franklin Templeton Group since 1988.

Philip Smith
Vice President of Advisory Services

Mr. Smith holds a Doctor of Jurisprudence degree from Yale Law School and a Bachelor of Arts degree from Princeton University. He has been in the securities industry since 1964 and with the Franklin Templeton Group since 1988.

Margaret McGee
Vice President of Advisory Services

Ms. McGee holds a Bachelor of Arts degree in business administration from William Paterson College. She has been in the securities industry since 1985 and with the Franklin Templeton Group since 1988.

MANAGEMENT FEES. During the fiscal year ended September 30, 1996, management fees totaling 0.50% of the average daily net assets of the Fund were paid to the investment manager. Total expenses of the Fund, including fees paid to the investment manager, were 1.07%.

PORTFOLIO TRANSACTIONS. Advisory Services tries to obtain the best execution on all transactions. If Advisory Services believes more than one broker or dealer can provide the best execution, consistent with internal policies it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How does the Fund Buy Securities for its Portfolio?" in the SAI for more information.

ADMINISTRATIVE SERVICES. Under an agreement with Advisory Services, FT Services provides certain administrative services and facilities for the Fund. Please see "Investment Management and Other Services" in the SAI for more information.

THE FUND'S RULE 12B-1 PLAN

The Fund has a distribution plan or "Rule 12b-1 Plan" under which it may reimburse Distributors or others for activities primarily intended to sell shares of the Fund. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates, printing prospectuses and reports used for sales purposes, preparing and distributing sales literature and advertisements, and a prorated portion of Distributors' overhead expenses.

Payments by the Fund under the plan may not exceed 0.25% per year of the Fund's average daily net assets, payable on a monthly basis. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain purchases made without a sales charge, Distributors may keep the Rule 12b-1 fees associated with the purchase. For more information, please see "The Fund's Underwriter" in the SAI.

HOW DOES THE FUND MEASURE PERFORMANCE?

From time to time, the Fund advertises its performance. The more commonly used measures of performance are total return, current yield and current distribution rate. The Fund may also advertise its taxable-equivalent yield and distribution rate. Performance figures are usually calculated using the maximum sales charge, but certain figures may not include the sales charge.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield shows the income per share earned by the Fund. The current distribution rate shows the dividends or distributions paid to shareholders by the Fund. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Offering Price. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the Fund. The taxable-equivalent yield and distribution rate show the before-tax yield or distribution rate that would have to be earned from a taxable investment to equal the Fund's yield or distribution rate, assuming one or more tax rates.

The Fund's investment results will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How does the Fund Measure Performance?" in the SAI.

HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information on Distributions and Taxes" in the SAI.

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

For federal income tax purposes, any income dividends you receive from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether you elect to receive them in cash or in additional shares.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time you have owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to Fund shareholders until the following January, will be treated for tax purposes as if paid by the Fund and received by you on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which you may realize a gain or a loss. Any loss incurred on the sale or exchange of Fund shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

For the fiscal year ended September 30, 1996, 100% of the income dividends paid by the Fund qualified for the corporate dividends-received deduction, subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.

Corporate shareholders should note that dividends paid by the Fund from sources other than the qualifying dividends it receives will not qualify for the dividends-received deduction. For example, any interest income and net short-term capital gain (in excess of any net long-term capital loss or capital loss carryover) included in investment company taxable income and distributed by the Fund as a dividend will not qualify for the dividends-received deduction.

Corporate shareholders should also note that availability of the corporate dividends-received deduction is subject to certain restrictions. For example, the deduction is eliminated unless the Fund's shares have been held (or deemed held) for at least 46 days in a substantially unhedged manner. The dividends-received deduction may also be reduced to the extent interest paid or accrued by you is directly attributable to your investment in Fund shares. The entire dividend, including the portion which is treated as a deduction, is includable in the tax base on which the federal alternative minimum tax is computed and may also result in a reduction in your tax basis in Fund shares, under certain circumstances, if the shares have been held for less than two years. If your investment in the Fund is "debt financed" you should consult with your tax advisor concerning the availability of the dividends-received deduction.

The Fund will inform you of the source of its dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise you of the tax status for federal income tax purposes of such dividends and distributions.

If you are not considered a U.S. person for federal income tax purposes, you should consult with your financial or tax advisor regarding the applicability of U.S. withholding or other taxes on distributions received from the Fund and the application of foreign tax laws to these distributions.

You should consult your tax advisor with respect to the applicability of state and local intangible property or income taxes to your shares in the Fund and to distributions and redemption proceeds received from the Fund.

How is the Trust Organized?

The Fund is a diversified series of Franklin Managed Trust (the "Trust"), an open-end management investment company, commonly called a mutual fund. It was organized as a Massachusetts business trust in July 1986, and is registered with the SEC under the 1940 Act. Shares of each series of the Trust have equal and exclusive rights to dividends and distributions declared by that series and the net assets of the series in the event of liquidation or dissolution. Shares of the Fund are considered Class I shares for redemption, exchange and other purposes. Additional series and classes of shares may be offered in the future.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. It may hold a special meeting of a series, however, for matters requiring shareholder approval under the 1940 Act. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. The 1940 Act requires that we help you communicate with other shareholders in connection with removing members of the Board.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

To open your account, contact your investment representative or complete and sign the enclosed shareholder application and return it to the Fund with your check.

                         MINIMUM
                       INVESTMENTS*

To Open Your Account     $25,000
To Add to Your Account   $ 5,000

*We may refuse any order to buy shares.

Sales Charge Reductions and Waivers

 If you qualify to buy shares under one of the sales charge reduction or waiver categories described below, please include a written statement with each purchase order explaining which privilege applies. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

QUANTITY DISCOUNTS. The sales charge you pay depends on the dollar amount you invest, as shown in the table below.


                                   TOTAL SALES CHARGE   AMOUNT PAID TO
                                   AS A PERCENTAGE OF    DEALER AS A
AMOUNT OF PURCHASE                OFFERING  NET AMOUNT  PERCENTAGE OF
AT OFFERING PRICE                  PRICE     INVESTED   OFFERING PRICE

Less than $500,000                 1.50%      1.52%       1.50%
$500,000 but less than $1,000,000  1.00%      1.01%       1.00%
$1,000,000 or more*                None       None        None

*If you invest $1 million or more, a Contingent Deferred Sales Charge may be imposed on an early redemption. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases.

Cumulative Quantity Discounts. To determine if you may pay a reduced sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your shares in the Franklin Templeton Funds.

LETTER OF INTENT. You may buy shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

o You authorize Distributors to reserve 5% of your total intended purchase in Fund shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

SALES CHARGE WAIVERS. The Fund's sales charges (front-end and contingent deferred) will not apply to certain purchases. For waiver category 2 below: (i) the distributions must be reinvested within 365 days of their payment date, and
(ii) Class II distributions may be reinvested in either Class I or Class II shares. Class I distributions may only be reinvested in Class I shares.

The Fund's sales charges will not apply if you are buying shares with money from the following sources:

1. Accounts that were opened in Franklin Corporate Cash Management Fund prior to January 1, 1989

2. Dividend and capital gain distributions from any Franklin Templeton Fund or a REIT sponsored or advised by Franklin Properties, Inc.

3.   Redemptions from any Franklin Templeton Fund if you:

     o    Originally paid a sales charge on the shares,

     o    Reinvest the money within 365 days of the redemption date, and

     o    Reinvest the money in the same class of shares.

An exchange is not considered a redemption for this privilege. The Contingent Deferred Sales Charge will not be waived if the shares were subject to a Contingent Deferred Sales Charge when sold. We will credit your account in shares, at the current value, in proportion to the amount reinvested for any Contingent Deferred Sales Charge paid in connection with the earlier redemption, but a new Contingency Period will begin.

If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

4. Companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

5.   Redemptions from other mutual funds

If you sold shares of a fund that is not a Franklin Templeton Fund within the past 60 days, you may invest the proceeds without any sales charge if (a) the investment objectives were similar to the Fund's, and (b) your shares in that fund were subject to any front-end or contingent deferred sales charges at the time of purchase. You must provide a copy of the statement showing your redemption.

The Fund's sales charges will also not apply to purchases by:

6. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

7. Registered Securities Dealers and their affiliates, for their investment accounts only

8.   Accounts managed by the Franklin Templeton Group

9. Certain unit investment trusts and their holders reinvesting distributions from the trusts

10. Investors exchanging Advisor Class shares from any of the Franklin Templeton Funds, or, beginning on or about May 1, 1997, Class Z shares of Franklin Mutual Series Fund Inc.

OTHER PAYMENTS TO SECURITIES DEALERS

The payments described below may be made to Securities Dealers who initiate and are responsible for certain purchases made without a sales charge. A Securities Dealer may only receive one of these payments for each qualifying purchase. Securities Dealers who receive payments under item 1 below will earn the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase. The payments are paid by Distributors or one of its affiliates, at its own expense, and not by the Fund or its shareholders.

1. Securities Dealers will receive up to 0.75% of the purchase price for purchases of $1 million or more.

2. Securities Dealers may receive up to 0.25% of the purchase price for purchases made under waiver category 6 above.

Securities Dealers may receive additional compensation from Distributors or an affiliated company in connection with selling shares of the Franklin Templeton Funds. Compensation may include financial assistance for conferences, shareholder services, automation, sales or training programs, or promotional activities. Registered representatives and their families may be paid for travel expenses, including lodging, in connection with business meetings or seminars. In some cases, this compensation may only be available to Securities Dealers whose representatives have sold or are expected to sell significant amounts of shares. Securities Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or self-regulatory agency, such as the NASD.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund, its investment objective and polices, account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums.

METHOD           STEPS TO FOLLOW

BY MAIL           1. Send us written instructions signed by all account owners

                  2. Include any outstanding share certificates for the shares you're exchanging

BY PHONE             Call Shareholder Services or TeleFACTS(R)

                      If you do not want the ability to exchange by phone to apply to your account, please let us know.

THROUGH YOUR DEALER  Call your investment representative

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

You generally will not pay a front-end sales charge on exchanges.

If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

CONTINGENT DEFERRED SALES CHARGE. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. For accounts with shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund in the order they were purchased. If you exchange shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. For more information about the Contingent Deferred Sales Charge, please see that section under "How Do I Sell Shares?"

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

o You may only exchange shares within the same class.*

*Because the Fund does not offer Advisor Class shares, Advisor Class shares of any Franklin Templeton Fund may be exchanged for shares of the Fund at Net Asset Value. Beginning on or about May 1, 1997, Class Z shares of Franklin Mutual Series Fund Inc. may also be exchanged into shares of the Fund.

o The accounts must be identically registered. You may exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT(S). Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you: (i) request an exchange out of the Fund within two weeks of an earlier exchange request, (ii) exchange shares out of the Fund more than twice in a calendar quarter, or (iii) exchange shares equal to at least $5 million, or more than 1% of the Fund's net assets. Shares under common ownership or control are combined for these limits. If you exchange shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt Fund performance and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

METHOD           STEPS TO FOLLOW

By Check         1. You may request redemption drafts (checks) free of charge on the shareholder application or by calling TeleFACTS(R).

                 2. You may make checks payable to any person and in any amount of $100 or more. You will continue to earn income dividends until the check has cleared. Please see "More Information About Selling Your Shares By Check" below.


METHOD           STEPS TO FOLLOW

By Mail          1. Send us written instructions signed by all account owners

                 2. Include any outstanding share certificates for the shares you are selling

                 3. Provide a signature guarantee if required

                 4. Corporate accounts may need to send additional documents.
                    Accounts under court jurisdiction may have additional requirements.

By Wire          1. Complete the "Wire Redemption Privilege" section of the shareholder application and send it to us.

                 2. Call Shareholder Services

                 3. If we receive  your  request in proper form before 3:00 p.m.
                    Pacific time, your wire payment will be sent the next business day. You may have redemption proceeds wired to an escrow account the same day, if we receive your request in proper form before 9:00 a.m. Pacific time.

By Phone         Call Shareholder Services

                 Telephone requests will be accepted:

                 o If the request is $50,000 or less. Institutional accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.

                 o If there are no share certificates  issued for the shares you want to sell or you have already returned them to the Fund

                 o Unless the address on your account was changed by phone
                   within the last 30 days

Through Your Dealer     Call your investment representative

Beginning on or about May 1, 1997, you will automatically be able to redeem shares by telephone without completing a telephone redemption agreement. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. If you later decide you would like this option, send us written instructions signed by all account owners.

We will send your redemption check within seven days after we receive your request in proper form. If you sell your shares by phone, the check may only be made payable to all registered owners on the account and sent to the address of record. We are not able to receive or pay out cash in the form of currency.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

MORE INFORMATION ABOUT SELLING YOUR SHARES BY CHECK

The checks are drawn through Bank of America NT & SA (the "Bank"), the Fund's custodian. The Bank may terminate this service at any time upon notice to you.

When a check is presented for payment, we will redeem an equivalent number of shares in your account to cover the amount of the check. Your shares will be redeemed at the Net Asset Value next determined after we receive a check that does not exceed the collected balance in your account. If a check is presented for payment that exceeds the collected balance in your account, the Bank may return the check unpaid. Since you will not know the exact amount in your account on the day a check clears, you should not use a check to close your account.

You will generally not be able to convert a check drawn on your Fund account into a certified or cashier's check by presenting it at the Bank. Because the Fund is not a bank, we cannot assure that a stop payment order written by you will be effective. We will use our best efforts, however, to see that these orders are carried out.

CONTINGENT DEFERRED SALES CHARGE

If you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

We will first redeem shares not subject to the charge in the following order:

1) A calculated number of shares equal to the capital appreciation on shares held less than the Contingency Period,

2) Shares purchased with reinvested dividends and capital gain distributions, and

3)   Shares held longer than the Contingency Period.

We then redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:

o Exchanges

o Account fees

o Sales of shares purchased pursuant to a sales charge waiver

o Redemptions by the Fund when an account falls below the minimum required account size

o Redemptions through a systematic withdrawal plan set up before February 1,
1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% a month of an account's Net Asset Value (3% quarterly, 6% semiannually or 12% annually). For example, if you maintain an annual balance of $1 million, you can withdraw up to $120,000 annually through a systematic withdrawal plan free of charge.

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The Fund declares dividends from its net investment income monthly to shareholders of record on the last business day of that month and pays them on or about the 15th day of the next month.

Capital gains, if any, may be distributed annually, usually in December.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution.

Distribution Options

You may receive your distributions from the Fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may buy additional shares of the Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another party or to a checking account, you may need a signature guarantee. If you send the money to a checking account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 4 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

HOW AND WHEN SHARES ARE PRICED

The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share as of the scheduled close of the NYSE, generally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price of the Fund in many newspapers.

To calculate Net Asset Value per share, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.

THE PRICE WE USE WHEN YOU BUY OR SELL SHARES

You buy shares at the Offering Price, unless you qualify to buy shares at a reduced sales charge or with no sales charge. The Offering Price is based on the Net Asset Value per share and includes the maximum sales charge. We calculate it to two decimal places using standard rounding criteria. You sell shares at Net Asset Value.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

PROPER FORM

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o Your name,

o The Fund's name,

o A description of the request,

o For exchanges, the name of the fund you're exchanging into,

o Your account number,

o The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature and may be obtained from certain banks, brokers or other eligible guarantors. You should verify that the institution is an eligible guarantor before signing. A notarized signature is not sufficient.

SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form. In this case, you should send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We will also record calls. We will not be liable for following instructions communicated by telephone if we reasonably believe they are genuine. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.

If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send written instructions to us, as described elsewhere in this prospectus. If you are unable to execute a transaction by telephone, we will not be liable for any loss.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

REQUIRED DOCUMENTS. For corporate accounts, please send us a corporate resolution when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

STREET OR NOMINEE ACCOUNTS. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

ELECTRONIC INSTRUCTIONS. If there is a Securities Dealer or other representative of record on your account, we are authorized to use and execute electronic instructions. We will accept electronic instructions directly from your dealer or representative without further inquiry. Electronic instructions may be processed through the services of the NSCC, which currently include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems, or through Franklin/Templeton's PCTrades II(TM) System.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $12,500. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $25,000.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

ELECTRONIC FUND TRANSFERS

You may choose to have dividend and capital gain distributions from the Fund or payments under a systematic withdrawal plan sent directly to a checking account. If the checking account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS system (day or night) at 1-800/247-1753 to:

o obtain information about your account;

o obtain price and performance information about any Franklin Templeton Fund;

o exchange shares between identically registered Franklin accounts; and


o request duplicate statements and deposit slips for Franklin accounts.

You will need the Fund's code number to use TeleFACTS. The Fund's code number is 117.

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

o Financial reports of the Fund will be sent every six months. Call Fund Information if you would like an additional free copy of the Fund's financial reports or an interim quarterly report.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The Fund and Distributors are also located at this address. Advisory Services is located at One Parker Plaza, 16th Floor, Fort Lee, New Jersey 07024. You may also contact us by phone at one of the numbers listed below.

                                            HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME          TELEPHONE NO.      (MONDAY THROUGH FRIDAY)

Shareholder Services     1-800/632-2301     5:30 a.m. to 5:00 p.m.
Dealer Services          1-800/524-4040     5:30 a.m. to 5:00 p.m.
Fund Information         1-800/DIAL BEN     5:30 a.m. to 8:00 p.m.
                        (1-800/342-5236)    6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plans         1-800/527-2020     5:30 a.m. to 5:00 p.m.
Institutional Services   1-800/321-8563     6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)   1-800/851-0637     5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

Useful Terms and Definitions

1940 Act - Investment Company Act of 1940, as amended

Advisers - Franklin Advisers, Inc., the Fund's former investment manager

Advisory Services - Franklin Advisory Services, Inc., the Fund's investment manager

Board - The Board of Trustees of the Trust

CD - Certificate of deposit

Class I and Class II - Certain funds in the Franklin Templeton Funds offer two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Because the Fund's sales charge structure and Rule 12b-1 plan are similar to those of Class I shares, shares of the Fund are considered Class I shares for redemption, exchange and other purposes.

Code - Internal Revenue Code of 1986, as amended

Contingency Period - The 12 month period during which a Contingent Deferred Sales Charge may apply. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

Contingent Deferred Sales Charge (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

Franklin Funds - The mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin Government Securities Trust

Franklin Templeton Funds - The Franklin Funds and the Templeton Funds

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Letter - Letter of Intent

Market Timer(s) - Market Timers generally include market timing or allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern.

Moody's - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

Offering Price - The public offering price is based on the Net Asset Value per share and includes the 1.50% sales charge.

REIT - Real Estate Investment Trust

Resources  - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TeleFACTS(R) - Franklin Templeton's automated customer servicing system

Templeton Funds - The U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

U.S. - United States

We/Our/Us - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.





PROSPECTUS & APPLICATION

FRANKLIN RISING DIVIDENDS FUND

INVESTMENT STRATEGY

GROWTH & INCOME


FEBRUARY 1, 1997


FRANKLIN MANAGED TRUST


This prospectus describes the Franklin Rising Dividends Fund (the "Fund"). It contains information you should know before investing in the Fund. Please keep it for future reference.

The Fund has a Statement of Additional Information ("SAI"), dated February 1, 1997, which may be amended from time to time. It includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Fund at the address shown.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This prospectus is not an offering of the securities herein described in any state in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this prospectus. Further information may be obtained from Distributors.

Franklin Rising Dividends Fund

FRANKLIN
RISING DIVIDENDS
FUND


FEBRUARY 1, 1997


When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

Table of Contents

About the Fund

Expense Summary..........................................................      2

Financial Highlights ....................................................      3

How does the Fund Invest its Assets?.....................................      6

What are the Fund's Potential Risks?.....................................      8

Who Manages the Fund?....................................................     10

How does the Fund Measure Performance?...................................     12


How Taxation Affects the Fund and its Shareholders.......................     12


How is the Trust Organized?..............................................     14

About Your Account

How Do I Buy Shares?.....................................................     15

May I Exchange Shares for Shares of Another Fund?........................     21

How Do I Sell Shares?....................................................     24

What Distributions Might I Receive from the Fund?........................     26

Transaction Procedures and Special Requirements..........................     28

Services to Help You Manage Your Account.................................     32

Glossary

Useful Terms and Definitions ............................................     35

777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777
1-800/DIAL BEN

Franklin Rising Dividends Fund

ABOUT THE FUND

EXPENSE SUMMARY


This table is designed to help you understand the costs of investing in the Fund. It is based on the historical expenses of each class for the fiscal year ended September 30, 1996. The Fund's actual expenses may vary.


                                                     CLASS I         CLASS II


A.Shareholder Transaction Expenses+
   Maximum Sales Charge
   (as a percentage  of Offering Price)              4.50%            1.99%
    Paid at time of purchase                         4.50%++          1.00%+++
    Paid at redemption++++                           None             0.99%
   Exchange Fee (per transaction)                   $5.00*           $5.00*
B. Annual Fund Operating Expenses
   (as a percentage of average net assets)
   Management Fees                                   0.75%            0.75%
   Rule 12b-1 Fees                                   0.45%**          1.00%**
   Other Expenses                                    0.20%            0.20%
   Total Fund Operating Expenses                     1.40%            1.95%


C. Example


   Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Fund.

                                      1 YEAR     3 YEARS    5 YEARS    10 YEARS
   Class I                            $59***         $87       $118        $205
   Class II                           $39            $71       $114        $235

   For the same Class II investment, you would pay projected expenses of $30 if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.


   This is just an example. It does not represent past or future expenses or returns. Actual expenses and returns may be more or less than those shown. The Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.

++There is no front-end sales charge if you invest $1 million or more in Class I shares.

+++Although Class II has a lower front-end sales charge than Class I, its Rule 12b-1 fees are higher. Over time you may pay more for Class II shares. Please see "How Do I Buy Shares? - Deciding Which Class to Buy."


++++A Contingent Deferred Sales Charge may apply to any Class II purchase if you sell the shares within 18 months and to Class I purchases of $1 million or more if you sell the shares within one year. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount paid by you would be the same. See "How Do I Sell Shares? Contingent Deferred Sales Charge" for details.


*$5.00 fee is only for Market Timers. We process all other exchanges without a fee.

** These fees may not exceed 0.50% for Class I and 1.00% for Class II. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.

*** Assumes a Contingent Deferred Sales Charge will not apply.

FINANCIAL HIGHLIGHTS


This table summarizes the Fund's financial history. The information has been audited by Tait, Weller and Baker, the Fund's independent auditors. Their audit report covering each of the most recent five years appears in the financial statements in the Trust's Annual Report to Shareholders for the fiscal year ended September 30, 1996. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call Fund Information.




                                                                           Year Ended September 30,

Class I Shares                       1996       1995     1994       1993***    1992      1991       1990    1989    19881   1987**
Per Share Operating Performance
Net Asset Value At
 Beginning of Period                 $17.31    $14.67    $15.43    $16.18     $14.91    $11.21    $11.58   $10.01    $8.72  $10.00
Net Investment Income                  0.28      0.33      0.28      0.19       0.24      0.28      0.33     0.37     0.33    0.28
Net Realized & Unrealized Gain
 (Loss) on Securities                  2.779     2.608    (0.800)   (0.745)     1.290     3.720    (0.310)   1.560    1.280  (1.370)
Total From Investment Operations       3.059     2.938    (0.520)   (0.555)     1.530     4.000     0.020    1.930    1.610  (1.090)
Distributions From
 Net Investment Income                (0.339)   (0.298)   (0.240)   (0.195)    (0.260)   (0.300)   (0.390)  (0.360)  (0.320) (0.190)
Net Asset Values at End of Period    $20.03    $17.31    $14.67    $15.43     $16.18    $14.91    $11.21   $11.58   $10.01   $8.72
Total Return++                        17.83%    20.32%    (3.38)%   (3.43)%    10.38%    35.95%      .26%   19.60%   18.80% (11.25)%
Ratios/Supplemental Data
Net Assets at
 End of Period in (000's)           $277,746  $260,917  $261,461  $356,708  $197,804   $71,380    $39,907 $40,550  $31,792  $33,418
Ratio of Expenses to
 Average Net Assets                    1.40%*    1.43%     1.43%     1.40%*     1.46%     1.53%     1.60%    1.70%    1.62%   1.79%*
Ratio of Net Income to
 Average Net Assets                    1.49%*    2.10%     1.81%     1.73%*     1.67%     2.16%     2.99%    3.28%    3.44%   3.06%*
Portfolio Turnover Rate               31.55%    14.60%    25.75%    11.48%     12.73%    16.83%    28.87%   26.87%   18.19%  44.57%
Average Commission Rate+               0.0508

                                               Year Ended September 30,

Class II Shares                                      1996    1995****
Net Asset Value at Beginning of Period            $17.28      $15.47
Net Investment Income                               0.21         .011
Net Realized & Unrealized Gain on Securities        2.735       1.826
Total From Investment Operations                    2.945       1.936
Distributions From Net Investment Income           (0.245)     (0.126)
Net Asset Values at End of Period                 $19.98      $17.28
Total Return++                                     17.16%      12.56%
Ratios/Supplemental Data
Net Assets at End of Period in (000's)             $3,882      $1,060
Ratio of Expenses to Average Net Assets             1.95%       1.90%*
Ratio of Net Income to Average Net Assets           0.94%       1.92%*
Portfolio Turnover Rate                            31.55%      14.60%
Average Commission Rate+                            0.0508

*Annualized.

**For the period January 14, 1987 (effective date of registration) to December 31, 1987.

***For the nine-month period ended September 30, 1993, resulting from a change in fiscal year.

****For the period May 1, 1995 to September 30, 1995.

+Represents the average broker commission rate per share paid by the Fund in connection with the execution of the Fund's portfolio transactions in equity securities.

++Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front-end sales charge or the Contingent Deferred Sales Charge and assumes reinvestment of dividends and capital gains, if any, at Net Asset Value.

1On June 28, 1988, the investment manager changed from L.F. Rothschild Fund Management, Inc. to Advisers.


How does the Fund Invest its Assets?

THE FUND'S INVESTMENT OBJECTIVE


The Fund's investment objective is long-term capital appreciation. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. Preservation of capital, while not an objective, is also an important consideration. Incidental to seeking its investment objective of long-term capital appreciation, the Fund seeks current income. Of course, there is no assurance that the Fund's objective will be achieved.


TYPES OF SECURITIES IN WHICH THE FUND MAY INVEST


The Fund seeks to achieve its investment objective by investing at least 65% of its total assets in financially sound companies that have paid consistently rising dividends (as described below) based on Advisory Services, investment philosophy that the securities of such companies, because of their dividend record, have a strong potential to increase in value. Normally, the Fund's investments are in common stocks, securities convertible into common stocks, or rights or warrants to subscribe for or purchase common stocks. The remaining 35% of the Fund's assets typically are invested in dividend-paying equity securities with similar characteristics that may not meet all of the criteria listed below. The Fund diversifies its investments among different companies in different industry segments with no more than 25% of the Fund's portfolio concentrated in any one industry.


As a fundamental policy, under normal market conditions at least 65% of the Fund's portfolio is invested in the securities of companies that meet the following criteria:

o Consistent dividend increases - A company should have increased its dividend in at least eight out of the last ten years with no year showing a decrease.

o Substantial dividend increases - A company must have increased its dividend at least 100% over the past ten years.

o Reinvested earnings - Dividend payout should be less than 65% of current earnings (except for utility companies).

o Strong balance sheet - Long-term debt should be no more than 30% of total capitalization (except for utility companies).

o Attractive price - The current price should either be in the lower half of the stock's price/earnings ratio range for the past ten years or less than the current market price/earnings ratio of the stocks comprising the Standard & Poor's 500 Stock Index. This criterion applies only at the time of purchase.


Advisory Services believes that a focus on companies with a pattern of rising dividends will help the Fund attain its objective of long-term capital appreciation. In addition, because capital preservation is an important consideration, Advisory Services also reviews a company's stability and the strength of its balance sheet in selecting among eligible growth companies generally. Advisory Services also considers other factors, such as return on shareholder's equity, rate of earnings growth and anticipated price/earnings ratios, in selecting investments for the Fund.

Following these policies, the Fund will invest predominantly in equity securities issued by large-cap and mid-cap U.S. companies. Large-cap U.S. companies are those which have market capitalization of $5 billion or more; mid-cap U.S. companies generally have market capitalizations of $1 to $5 billion. It may also invest to a lesser degree in smaller capitalization companies, which may be subject to different and greater risks. See "What are the Fund's Potential Risks? - Small Companies."

Foreign Securities. The Fund may invest in foreign securities, generally by purchasing sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts (EDRs"). ADRs evidence ownership of, and represent the right to receive, securities of a foreign issuer deposited in a U.S. bank or a correspondent bank, while GDRs and EDRs are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. The Fund may also purchase the securities of foreign issuers directly in foreign markets. The Fund currently intends to limit its foreign investments to no more than 10% of its net assets. Foreign securities have risks that U.S. securities do not have. For more information about foreign securities and their risks, please see "What are the Fund's Potential Risks?" in this prospectus and "How does the Fund Invest its Assets? - Rising Dividends Fund - Foreign Securities" in the SAI.


OTHER INVESTMENT POLICIES OF THE FUND


In any period of stock market weakness or of uncertain market or economic conditions as determined by Advisory Services, the Fund may establish a defensive position to preserve capital by temporarily having all or a part of its assets invested in short-term, fixed-income securities or retained in cash or cash equivalents. These investments would include U.S. government securities, bank certificates of deposit, bankers' acceptances and high-quality commercial paper issued by domestic corporations.

Repurchase Agreements. For temporary defensive purposes, or as an interim investment pending longer-term investment in securities meeting the Fund's special criteria, the Fund may engage in repurchase transactions in which the Fund buys a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked-to-market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. The Fund, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks that are deemed creditworthy by Advisory Services. A repurchase agreement is deemed to be a loan by the Fund under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Fund by a custodian bank approved by the Board and will be held pursuant to a written agreement.

Illiquid Investments. The Fund's policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

Loans of Portfolio Securities. Consistent with procedures approved by the Board, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors. Although permitted to lend up to 30% of its total assets, the Fund currently intends to limit its lending of securities to no more than 5% of its total assets. For a description of the Fund's securities lending procedures, please see the SAI.

Percentage Restrictions. If a percentage restriction noted above is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the value of portfolio securities or the amount of net assets will not be considered a violation of any of the foregoing policies.

Other Policies and Restrictions. The Fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's investment policies, please see "How does the Fund Invest its Assets?" and "Investment Restrictions" in the SAI.


WHAT ARE THE FUND'S POTENTIAL RISKS?

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of Fund shares may also change with movements in the stock market as a whole.


Market Risk. If there is a general market decline in any country where the Fund is invested, the value of what the Fund owns, and thus the Fund's share price, may also decline. The value of worldwide stock markets has increased and decreased in the past. These changes are unpredictable and may happen again in the future.

Depository Receipts. Investments in Depository Receipts reduce but do not eliminate all the risk associated with foreign investments. To the extent that the Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipt to issue and service such Depository Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. Please see "Foreign Securities" in the SAI for more information.

Foreign Securities. Foreign investing involves special risks, including currency fluctuations and economic and political uncertainties. The Fund's current foreign investment strategy is to focus on purchasing ADRs, GDRs and EDRs. Investments in Depositary Receipts reduce but do not eliminate all the risk associated with foreign investments. To the extent that the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipt to issue and service such Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. Please see "How does the Fund Invest its Assets? - Rising Dividends Fund - Foreign Securities" in the SAI for more information.

Small Companies. The Fund may invest in companies that have relatively small revenues and limited product lines. Small companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. Due to these and other factors, small companies may suffer significant losses, as well as realize substantial growth.

Historically, small capitalization stocks have been more volatile than larger capitalization stocks and are therefore more speculative than investments in larger companies. Among the reasons for the greater price volatility are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline.


WHO MANAGES THE FUND?

The Board. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations. The Board also monitors the Fund to ensure no material conflicts exist between the two classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.


Investment Manager. As of July 1, 1996, Advisory Services manages the Fund's assets and makes its investment decisions. Advisory Services also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Advisory Services and its affiliates manage over $171 billion in assets. Advisory Services employs the same individuals to manage the Fund's portfolio as the previous manager. The terms and conditions of the management services provided to the Fund remain the same. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

Management Team. The team responsible for the day-to-day management of the Fund's portfolio is: Bruce C. Baughman and William Lippman since the Fund's inception, Margaret McGee since 1988 and Donald G. Taylor since June 1996.


William Lippman
President of Advisory Services


Mr. Lippman holds a bachelor's degree in business administration from City College New York and a master's degree in business administration from the Graduate School of Business Administration of New York University. He has been with the Franklin Templeton Group since 1988.


Bruce C. Baughman
Vice President of Advisory Services


Mr. Baughman holds a bachelor of arts degree from Stanford University and a master's degree in science - accounting from New York University. He has been with the Franklin Templeton Group since 1988. Mr. Baughman is a member of several securities industry-related committees and associations.


Margaret McGee
Vice President of Advisory Services


Ms. McGee holds a bachelor of arts degree from William Patterson College. She has been with the Franklin Templeton Group since 1988.


Donald G. Taylor
Portfolio Manager of Advisory Services

Mr. Taylor holds a bachelor of science degree in economics from the Wharton School of Finance at the University of Pennsylvania. Mr. Taylor has been in the securities industry for over ten years. He joined the Franklin Templeton Group in June 1996.


Management Fees. During the fiscal year ended September 30, 1996, management fees totaling 0.75% of the average daily net assets of the Fund were paid to the investment manager. Total expenses of Class I and Class II shares, including fees paid to the investment manager, were 1.40% and 1.95%, respectively.

Portfolio Transactions. Advisory Services tries to obtain the best execution on all transactions. If Advisory Services believes more than one broker or dealer can provide the best execution, consistent with internal policies, it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How does the Fund Buy Securities for its Portfolio?" in the SAI for more information.

Administrative Services. Under an agreement with Advisory Services, FT Services provides certain administrative services and facilities for the Fund. Please see "Investment Management and Other Services" in the SAI for more information.


THE RULE 12B-1 PLANS

Each class has a distribution plan or "Rule 12b-1 Plan" under which it may pay or reimburse Distributors or others for activities primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates, printing prospectuses and reports used for sales purposes, preparing and distributing sales literature and advertisements, and a prorated portion of Distributors' overhead expenses.

Payments by the Fund under the Class I plan may not exceed 0.25% per year of Class I's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain Class I purchases made without a sales charge, Distributors may keep the Rule 12b-1 fees associated with the purchase.

Under the Class II plan, the Fund may pay Distributors up to 0.75% per year of Class II's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class II shares, Distributors may keep this portion of the Rule 12b-1 fees associated with the purchase.

Each class may also pay a servicing fee of up to 0.25% of the average daily net assets under its plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the Fund on behalf of customers, and similar servicing and account maintenance activities.


The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Fund's Underwriter" in the SAI.


HOW DOES THE FUND MEASURE PERFORMANCE?

From time to time, each class of the Fund advertises its performance. The more commonly used measures of performance are total return, current yield and current distribution rate. Performance figures are usually calculated using the maximum sales charges, but certain figures may not include sales charges.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield for each class shows the income per share earned by that class. The current distribution rate shows the dividends or distributions paid to shareholders of a class. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Offering Price of the class. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the Fund.


The investment results of each class will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How does the Fund Measure Performance?" in the SAI.

HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information on Distributions and Taxes" in the SAI.


The Fund has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

For federal income tax purposes, any income dividends which you receive from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether you have elected to receive them in cash or in additional shares.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time you have owned Fund shares and regardless of whether you have received them in cash or in additional shares.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if paid by the Fund and received by you on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which you may realize a gain or a loss. Any loss incurred on the sale or exchange of Fund shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.


Sixty-four percent of the income dividends paid by the Fund for the fiscal year ended September 30, 1996 qualified for the corporate dividends-received deduction, subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.


Corporate shareholders should note that dividends paid by the Fund from sources other than the qualifying dividends it receives will not qualify for the dividends-received deduction. For example, any interest income and net short-term capital gain (in excess of any net long-term capital loss or capital loss carryover) included in investment company taxable income and distributed by the Fund as a dividend will not qualify for the dividends-received deduction.


Corporate shareholders should also note that availability of the corporate dividends-received deduction is subject to certain restrictions. For example, the deduction is eliminated unless the Fund shares have been held (or deemed held) for at least 46 days in a substantially unhedged manner. The dividends-received deduction may also be reduced to the extent interest paid or accrued by a corporate shareholder is directly attributable to its investment in Fund shares. The entire dividend, including the portion which is treated as a deduction, is includable in the tax base on which the federal alternative minimum tax is computed and may also result in a reduction in the shareholder's tax basis in its Fund shares, under certain circumstances, if the shares have been held for less than two years. Corporate shareholders whose investment in the Fund is "debt financed" for these tax purposes should consult with their tax advisors concerning the availability of the dividends-received deduction.


The Fund will inform you of the source of your dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise you of the tax status for federal income tax purposes of such dividends and distributions.

If you are not a U.S. person for purposes of federal income taxation, you should consult with your financial or tax advisors regarding the applicability of U.S. withholding or other taxes on distributions received by you from the Fund and the application of foreign tax laws to these distributions.

You should consult your tax advisor regarding the applicability of state and local intangible property or income taxes to your shares in the Fund and to distributions and redemption proceeds you receive from the Fund.


HOW IS THE TRUST ORGANIZED?

The Fund is a diversified series of Franklin Managed Trust (the "Trust"), an open-end management investment company, commonly called a mutual fund. It was organized as a Massachusetts business trust on July 1, 1986, and is registered with the SEC under the 1940 Act. The Fund offers two classes of shares: Franklin Rising Dividends Fund - Class I and Franklin Rising Dividends Fund - Class II. Additional series and classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as any other class of the Fund for matters that affect the Fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters (1) affecting only that class, (2) expressly required to be voted on separately by state law, or (3) required to be voted on separately by the 1940 Act. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.


The Trust does not intend to hold annual shareholder meetings. It may hold a special meeting of a series, however, for matters requiring shareholder approval under the 1940 Act. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. The 1940 Act requires that we help you communicate with other shareholders in connection with removing members of the Board.

ABOUT YOUR ACCOUNT
HOW DO I BUY SHARES?
OPENING YOUR ACCOUNT

To open your account, contact your investment representative or complete and sign the enclosed shareholder application and return it to the Fund with your check. Please indicate which class of shares you want to buy. If you do not specify a class, your purchase will be automatically invested in Class I shares.

                                MINIMUM
                             INVESTMENTS*

To Open Your Account             $100
To Add to Your Account           $ 25

*We may waive these minimums for retirement plans. We may also refuse any order to buy shares.

DECIDING WHICH CLASS TO BUY

You should consider a number of factors when deciding which class of shares to buy. If you plan to buy $1 million or more in a single payment or you qualify to buy Class I shares without a sales charge, you may not buy Class II shares.

Generally, you should consider buying Class I shares if:

o you expect to invest in the Fund over the long term;

o you qualify to buy Class I shares at a reduced sales charge; or

o you plan to buy $1 million or more over time.

You should consider Class II shares if:

o you expect to invest less than $100,000 in the Franklin Templeton Funds; and

o you plan to sell a substantial number of your shares within approximately six years or less of your investment.

Class I shares are generally more attractive for long-term investors because of Class II's higher Rule 12b-1 fees. These may accumulate over time to outweigh the lower Class II front-end sales charge and result in lower income dividends for Class II shareholders. If you qualify to buy Class I shares at a reduced sales charge based upon the size of your purchase or through our Letter of Intent or cumulative quantity discount programs, but plan to hold your shares less than approximately six years, you should evaluate whether it is more economical for you to buy Class I or Class II shares.

For purchases of $1 million or more, it is considered more beneficial for you to buy Class I shares since there is no front-end sales charge, even though these purchases may be subject to a Contingent Deferred Sales Charge. Any purchase of $1 million or more is therefore automatically invested in Class I shares. You may accumulate more than $1 million in Class II shares through purchases over time, but if you plan to do this you should determine whether it would be more beneficial for you to buy Class I shares through a Letter of Intent.

Please consider all of these factors before deciding which class of shares to buy. There are no conversion features attached to either class of shares.

PURCHASE PRICE OF FUND SHARES

For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.

                                    TOTAL SALES CHARGE      AMOUNT PAID
                                    AS A PERCENTAGE OF     TO DEALER AS A
AMOUNT OF PURCHASE                 OFFERING  NET AMOUNT     PERCENTAGE OF
AT OFFERING PRICE                    PRICE   INVESTED      OFFERING PRICE*

CLASS I
Under $100,000                        4.50%     4.71%           4.00%
$100,000 but less than $250,000       3.75%     3.90%           3.25%
$250,000 but less than $500,000       2.75%     2.83%           2.50%
$500,000 but less than $1,000,000     2.25%     2.30%           2.00%
$1,000,000 or more**                  None      None            None
CLASS II
Under $1,000,000**                    1.00%     1.01%           1.00%


*A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class II shares are limited to purchases below $1 million. Please see "Deciding Which Class to Buy."


SALES CHARGE REDUCTIONS AND WAIVERS

- If you qualify to buy shares under one of the sales charge reduction or waiver categories described below, please include a written statement with each purchase order explaining which privilege applies. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.


Cumulative Quantity Discounts - Class I Only. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your shares in other Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.


Letter of Intent - Class I Only. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.

By completing the Letter of Intent section of the shareholder application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.


If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.


Group Purchases - Class I Only. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o Was formed at least six months ago,

o Has a purpose other than buying Fund shares at a discount,

o Has more than 10 members,

o Can arrange for meetings between our representatives and group members,


o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,


o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

Sales Charge Waivers. The Fund's sales charges (front-end and contingent deferred) will not apply to certain purchases. For waiver categories 1, 2 or 3 below: (i) the distributions or payments must be reinvested within 365 days of their payment date, and (ii) Class II distributions may be reinvested in either Class I or Class II shares. Class I distributions may only be reinvested in Class I shares.

The Fund's sales charges will not apply if you are buying Class I shares with money from the following sources or Class II shares with money from the sources in waiver categories 1 or 4:

 1. Dividend and capital gain distributions from any Franklin Templeton Fund or a REIT sponsored or advised by Franklin Properties, Inc.

2. Distributions from an existing retirement plan invested in the Franklin Templeton Funds

 3. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds, the Templeton Variable Annuity Fund, the Templeton Variable Products Series Fund, or the Franklin Government Securities Trust. You should contact your tax advisor for information on any tax consequences that may apply.

 4. Redemptions from any Franklin Templeton Fund if you:

    o Originally paid a sales charge on the shares,

    o Reinvest the money within 365 days of the redemption date, and

    o Reinvest the money in the same class of shares.


An exchange is not considered a redemption for this privilege. The Contingent Deferred Sales Charge will not be waived if the shares were subject to a Contingent Deferred Sales Charge when sold. We will credit your account in shares, at the current value, in proportion to the amount reinvested for any Contingent Deferred Sales Charge paid in connection with the earlier redemption, but a new Contingency Period will begin.


If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

 5. Redemptions from other mutual funds

If you sold shares of a fund that is not a Franklin Templeton Fund within the past 60 days, you may invest the proceeds without any sales charge if (a) the investment objectives were similar to the Fund's, and (b) your shares in that fund were subject to any front-end or contingent deferred sales charges at the time of purchase. You must provide a copy of the statement showing your redemption.

The Fund's sales charges will also not apply to Class I purchases by:

 6. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

 7. Group annuity separate accounts offered to retirement plans

 8. Retirement plans that (i) are sponsored by an employer with at least 100 employees, (ii) have plan assets of $1 million or more, or (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period. Retirement plans that are not Qualified Retirement Plans or SEPS, such as 403(b) or 457 plans, must also meet the requirements described under "Group Purchases - Class I Only" above.

 9. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.


10. Broker-dealers, registered investment advisors or certified financial planners, who have entered into an agreement with Distributors for clients participating in comprehensive fee programs.


11. Registered Securities Dealers and their affiliates, for their investment accounts only

12. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

13. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

14. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

15. Accounts managed by the Franklin Templeton Group

16. Certain unit investment trusts and their holders reinvesting distributions from the trusts


17. Investors exchanging Advisor Class shares from any of the Franklin Templeton Funds, or, beginning on or about May 1, 1997, Class Z shares of Franklin Mutual Series Fund Inc.


HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, please call our Retirement Plans Department.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

OTHER PAYMENTS TO SECURITIES DEALERS


The payments described below may be made to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. A Securities Dealer may only receive one of these payments for each qualifying purchase. Securities Dealers who receive payments under items 1, 2 and 3 below will earn the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase. The payments are paid by Distributors or one of its affiliates, at its own expense, and not by the Fund or its shareholders.


1. Securities Dealers may receive up to 1% of the purchase price for Class II purchases.


2. Securities Dealers will receive up to 1% of the purchase price for Class I purchases of $1 million or more.

3. Securities Dealers may, in the sole discretion of Distributors, receive up to 1% of the purchase price for Class I purchases made under waiver category 8 above.


4. Securities Dealers may receive up to 0.25% of the purchase price for Class I purchases made under waiver categories 6, 9 and 10 above.


Please see "How Do I Buy, Sell and Exchange Shares - Other Payments to Securities Dealers" in the SAI for any breakpoints that may apply.


Securities Dealers may receive additional compensation from Distributors or an affiliated company in connection with selling shares of the Franklin Templeton Funds. Compensation may include financial assistance for conferences, shareholder services, automation, sales or training programs, or promotional activities. Registered representatives and their families may be paid for travel expenses, including lodging, in connection with business meetings or seminars. In some cases, this compensation may only be available to Securities Dealers whose representatives have sold or are expected to sell significant amounts of shares. Securities Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or self-regulatory agency, such as the NASD.



MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

If you own Class I shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class II shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.


Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class II shares.


METHOD                   STEPS TO FOLLOW



By Mail                  1. Send us written instructions signed by all account owners

                         2. Include any outstanding share certificates for the shares you're exchanging

By Phone                 Call Shareholder Services or TeleFACTS(R)

                         - If you do not want the ability to exchange by phone, please let us know.

Through Your Dealer      Call your investment representative

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.



WILL SALES CHARGES APPLY TO MY EXCHANGE?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. See the discussion on Contingent Deferred Sales Charges below and under "How Do I Sell Shares?"

Contingent Deferred Sales Charge - Class I. For accounts with Class I shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund in the order they were purchased. If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period.

Contingent Deferred Sales Charge - Class II. For accounts with Class II shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund proportionately based on the amount of shares subject to a Contingent Deferred Sales Charge and the length of time the shares have been held. For example, suppose you own $1,000 in shares that have never been subject to a Contingent Deferred Sales Charge, such as shares from the reinvestment of dividends and capital gains ("free shares"), $2,000 in shares that are no longer subject to a Contingent Deferred Sales Charge because you have held them for longer than 18 months ("matured shares"), and $3,000 in shares that are still subject to a Contingent Deferred Sales Charge ("CDSC liable shares"). If you exchange $3,000 into a new fund, $500 will be exchanged from free shares, $1,000 from matured shares, and $1,500 from CDSC liable shares.

Likewise, CDSC liable shares purchased at different times will be exchanged into a new fund proportionately. For example, assume you purchased $1,000 in shares 3 months ago, 6 months ago, and 9 months ago. If you exchange $1,500 into a new fund, $500 will be exchanged from shares purchased at each of these three different times.

While Class II shares are exchanged proportionately, they are redeemed in the order purchased. In some cases, this means exchanged shares may be CDSC liable even though they would not be subject to a Contingent Deferred Sales Charge if they were sold. We believe the proportional method of exchanging Class II shares more closely reflects the expectations of Class II shareholders if shares are sold during the Contingency Period. The tax consequences of a sale or exchange are determined by the Code and not by the method used by the Fund to transfer shares.

If you exchange your Class II shares for shares of Money Fund II, the time your shares are held in that fund will count towards the completion of any Contingency Period.

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:


o You may only exchange shares within the same class.*

*Because the Fund does not offer Advisor Class shares, Advisor Class shares of any Franklin Templeton Fund may be exchanged for shares of the Fund. Beginning on or about May 1, 1997, Class Z shares of Franklin Mutual Series Fund Inc. may also be exchanged into shares of the Fund.


o The accounts must be identically registered. You may exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account(s). Additional procedures may apply.
Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact our Retirement Plans Department for information on exchanges within these plans.

o The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you: (i) request an exchange out of the Fund within two weeks of an earlier exchange request, (ii) exchange shares out of the Fund more than twice in a calendar quarter, or (iii) exchange shares equal to at least $5 million, or more than 1% of the Fund's net assets. Shares under common ownership or control are combined for these limits. If you exchange shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt Fund performance and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.



METHOD                   STEPS TO FOLLOW

By Mail                  1. Send us written instructions signed by all account owners

                         2. Include any outstanding share certificates for the shares you are selling

                         3. Provide a signature guarantee if required

                         4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have additional requirements.

By Phone
(Only available if you
 have completed and sent
 to us the telephone redemption
 agreement included with
 this prospectus)

Call Shareholder Services

Telephone requests will be accepted:

                         o If the request is $50,000 or less. Institutional accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.

                         o If there are no share certificates issued for the shares you want to sell or you have already returned them to the Fund

                         o Unless you are selling shares in a Trust Company retirement plan account

                         o Unless the address on your account was changed by phone within the last 30 days

Through Your Dealer      Call your investment representative



Beginning on or about May 1, 1997, you will automatically be able to redeem shares by telephone without completing a telephone redemption agreement. Please notify us in writing if you do not want this option to be available on your account. If you later decide you would like this option, send us written instructions signed by all account owners.


We will send your redemption check within seven days after we receive your request in proper form. If you sell your shares by phone, the check may only be made payable to all registered owners on the account and sent to the address of record. We are not able to receive or pay out cash in the form of currency.


If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.


Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call our Retirement Plans Department.

CONTINGENT DEFERRED SALES CHARGE

For Class I purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class II purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

We will first redeem shares not subject to the charge in the following order:

1) A calculated number of shares equal to the capital appreciation on shares held less than the Contingency Period,

2) Shares purchased with reinvested dividends and capital gain distributions, and

3) Shares held longer than the Contingency Period.

We then redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated dollar amount, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated number of shares, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

Waivers. We waive the Contingent Deferred Sales Charge for:

o Exchanges

o Account fees

o Sales of shares purchased pursuant to a sales charge waiver

o Redemptions by the Fund when an account falls below the minimum required account size

o Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan set up before February 1,
  1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% a month of an account's Net Asset Value (3% quarterly, 6% semiannually or 12% annually). For example, if you maintain an annual balance of $1 million in Class I shares, you can withdraw up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be withdrawn annually free of charge.

o Distributions from individual retirement plan accounts due to death or disability or upon periodic distributions based on life expectancy

o Tax-free returns of excess contributions from employee benefit plans

o Distributions from employee benefit plans, including those due to termination or plan transfer

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?


The Fund declares dividends from its net investment income quarterly in March, June, September and December to shareholders of record on the last business day of that month and pays them on or about the 15th day of the next month.
Capital gains, if any, may be distributed annually, usually in December.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of each class.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution.

DISTRIBUTION OPTIONS

You may receive your distributions from the Fund in any of these ways:

1. Buy additional shares of the Fund - You may buy additional shares of the same class of the Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. If you own Class II shares, you may also reinvest your distributions in Class I shares of the Fund. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. Buy shares of other Franklin Templeton Funds - You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). If you own Class II shares, you may also direct your distributions to buy Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.

3. Receive distributions in cash - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee. If you send the money to a checking account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."


To select one of these options, please complete sections 6 and 7 of the shareholder application included with this prospectus or tell your investment representative which option you prefer. If you do not select an option, we will automatically reinvest dividend and capital gain distributions in the same class of the Fund. For Trust Company retirement plans, special forms are required to receive distributions in cash. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option.


TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

HOW AND WHEN SHARES ARE PRICED


The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the scheduled close of the NYSE, generally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.


The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the Fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The Fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.

THE PRICE WE USE WHEN YOU BUY OR SELL SHARES

You buy shares at the Offering Price of the class you wish to purchase, unless you qualify to buy shares at a reduced sales charge or with no sales charge. The Offering Price of each class is based on the Net Asset Value per share of the class and includes the maximum sales charge. We calculate it to two decimal places using standard rounding criteria. You sell shares at Net Asset Value.


The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.


PROPER FORM

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o Your name,

o The Fund's name,

o The class of shares,

o A description of the request,

o For exchanges, the name of the fund you're exchanging into,

o Your account number,

o The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.


A signature guarantee verifies the authenticity of your signature and may be obtained from certain banks, brokers or other eligible guarantors. You should verify that the institution is an eligible guarantor before signing. A notarized signature is not sufficient.


SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form. In this case, you should send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.


When you call, we will request personal or other identifying information to confirm that instructions are genuine. We will also record calls. We will not be liable for following instructions communicated by telephone if we reasonably believe they are genuine. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.


If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send written instructions to us, as described elsewhere in this prospectus. If you are unable to execute a transaction by telephone, we will not be liable for any loss.


Trust Company Retirement Plan Accounts. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.


To obtain any required forms or more information about distribution or transfer procedures, please call our Retirement Plans Department.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS


When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

Joint Ownership. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, all owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, we cannot accept instructions to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.


Gifts and Transfers to Minors. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.


Trusts. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.


Required Documents. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT          DOCUMENTS REQUIRED

Corporation              Corporate Resolution
Partnership              1. The pages from the partnership agreement that identify the general partners, or

                         2. A certification for a partnership agreement

Trust                    1. The pages from the trust document that identify the trustees, or

                         2. A certification for trust


Street or Nominee Accounts. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

Electronic Instructions. If there is a Securities Dealer or other representative of record on your account, we are authorized to use and execute electronic instructions. We will accept electronic instructions directly from your dealer or representative without further inquiry. Electronic instructions may be processed through the services of the NSCC, which currently include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems, or through Franklin/Templeton's PCTrades II(TM) System.


TAX IDENTIFICATION NUMBER


The IRS requires us to have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer identification number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or
(iv) you are subject to backup withholding.


We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.


AUTOMATIC PAYROLL DEDUCTION - CLASS I ONLY

You may have money transferred from your paycheck to the Fund to buy additional Class I shares. Your investments will continue automatically until you instruct the Fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.


SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below.



You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

ELECTRONIC FUND TRANSFERS - CLASS I ONLY


You may choose to have dividend and capital gain distributions from Class I shares of the Fund or payments under a systematic withdrawal plan sent directly to a checking account. If the checking account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS system (day or night) at 1-800/247-1753 to:

o obtain information about your account;

o obtain price and performance information about any Franklin Templeton Fund;

o exchange shares between identically registered Franklin accounts; and


o request duplicate statements and deposit slips for Franklin accounts.


You will need the code number for each class to use TeleFACTS. The code numbers for Class I and Class II are 158 and 258, respectively.

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. Please verify the accuracy of your statements when you receive them.

o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports or an interim quarterly report.

INSTITUTIONAL ACCOUNTS


Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For further information, call Institutional Services.


AVAILABILITY OF THESE SERVICES


The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you.
Please contact your investment representative.


WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The Fund and Distributors are also located at this address. Advisory Services is located at One Parker Plaza, Sixteenth Floor, Fort Lee, New Jersey 07024. You may also contact us by phone at one of the numbers listed below.

                                               HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME           TELEPHONE NO.        (MONDAY THROUGH FRIDAY)
Shareholder Services      1-800/632-2301       5:30 a.m. to 5:00 p.m.
Dealer Services           1-800/524-4040       5:30 a.m. to 5:00 p.m.
Fund Information          1-800/DIAL BEN       5:30 a.m. to 8:00 p.m.
                          (1-800/342-5236)     6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plans          1-800/527-2020       5:30 a.m. to 5:00 p.m.
Institutional Services    1-800/321-8563       6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)    1-800/851-0637       5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

1940 Act - Investment Company Act of 1940, as amended

Advisers - Franklin Advisers, Inc., the Fund's former investment manager

Advisory Services - Franklin Advisory Services, Inc., the Fund's investment manager

Board - The Board of Trustees of the Trust

CD - Certificate of deposit


Class I, Class II, Advisor Class and Class Z - Certain Funds in the Franklin Templeton Funds offer more than one class of shares, designated "Class I", "Class II", "Advisor Class" and "Class Z". The classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Advisor Class and Class Z shares are purchased without a sales charge and do not have a Rule 12b-1 plan.


Code - Internal Revenue Code of 1986, as amended

Contingency Period - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

Contingent Deferred Sales Charge (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

Eligible Governmental Authority - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy shares of the Fund without paying sales charges.

Franklin Funds - The mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin
Government Securities Trust

Franklin Templeton Funds - The Franklin Funds and the Templeton Funds

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Letter - Letter of Intent

Market Timer(s) - Market Timers generally include market timing or allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation


NYSE - New York Stock Exchange


Offering Price - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.50% for Class I and 1% for Class II.

Qualified Retirement Plan(s) - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

REIT - Real Estate Investment Trust

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored simplified employee pension plan established under section 408(k) of the Code

TeleFACTS(R) - Franklin Templeton's automated customer servicing system

Templeton Funds - The U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

Trust Company - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States

We/Our/Us - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.


PROSPECTUS & APPLICATION

Franklin
Investment Grade
Income Fund


INVESTMENT STRATEGY
INCOME

FEBRUARY 1, 1997

Franklin Managed Trust
--------------------------------------------------------------------------------

This prospectus describes Class I shares of the Franklin Investment Grade Income Fund (the "Fund"). It contains information you should know before investing in the Fund. Please keep it for future reference.

The Fund has a Statement of Additional Information ("SAI"), dated February 1, 1997, which may be amended from time to time. It includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Fund at the address shown.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Shares of the Fund involve investment risks, including the possible loss of principal.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This prospectus is not an offering of the securities herein described in any state in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this prospectus. Further information may be obtained from Distributors.


Franklin Investment Grade Income Fund

Franklin
Investment Grade Income
Fund
--------------------------------------------------------------------------------

February 1, 1997

When reading this prospectus, you will see terms that are capitalized. This means the term is explained in our glossary section.

Table of Contents

About the Fund
Expense Summary.............................   2
Financial Highlights........................   3
How does the Fund Invest its Assets?........   6
What are the Fund's Potential Risks?........  12
Who Manages the Fund?.......................  14
How does the Fund Measure Performance?......  16
How Taxation Affects the Fund and
 its Shareholders...........................  16
How is the Trust Organized?.................  17

About Your Account
How Do I Buy Shares?........................  18
May I Exchange Shares for Shares
 of Another Fund?...........................  24
How Do I Sell Shares?.......................  26
What Distributions Might I Receive
 from the Fund?.............................  28
Transaction Procedures and
 Special Requirements.......................  29
Services to Help You Manage Your Account....  33

Glossary
Useful Terms and Definitions................  36


777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777
1-800/DIAL BEN



Franklin Investment Grade Income Fund


About the Fund

Expense Summary

This table is designed to help you understand the costs of investing in the Fund. It is based on the Fund's historical expenses for the fiscal year ended September 30, 1996. The Fund's actual expenses may vary.

A.  Shareholder Transaction Expenses+
    Maximum Sales Charge Imposed on Purchases
    (as a percentage of Offering Price)                               4.25%++
    Deferred Sales Charge                                             None+++
    Exchange Fee (per transaction)                                   $5.00*

B.  Annual Fund Operating Expenses
    (as a percentage of average net assets)
    Management Fees                                                   0.50%
    Rule 12b-1 Fees                                                   0.19%**
    Other Expenses                                                    0.37%
                                                                    --------
    Total Fund Operating Expenses                                     1.06%
                                                                     ========

C. Example

     Assume the Fund's annual return is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Fund.

    1 YEAR    3 YEARS   5 YEARS   10 YEARS
    --------------------------------------

    $53***      $75       $98       $166

     THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. Actual expenses and returns may be more or less than those shown. The Fund pays its operating expenses. The effects of these expenses are reflected in its Net Asset Value or dividends and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.

++There is no front-end sales charge if you invest $1 million or more.

+++A Contingent Deferred Sales Charge of 1% may apply to purchases of $1 million or more if you sell the shares within one year. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

*$5.00 fee is only for Market Timers. We process all other exchanges without a fee.

**These fees may not exceed 0.25%. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.

***Assumes a Contingent Deferred Sales Charge will not apply.


Financial Highlights

This table summarizes the Fund's financial history. The information has been audited by Tait, Weller and Baker, the Fund's independent auditors. Their audit report covering each of the most recent five years appears in the financial statements in the Trust's Annual Report to Shareholders for the fiscal year ended September 30, 1996. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call Fund Information.


                                       For the Year Ended September 30,           For the Year Ended January 31,
------------------------------------------------------------------------------------------------------------------------------------
                                       1996     1995     1994     1993***     1992     1991     1990     1989     1988++    1987**
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE

Net Asset Value at
 Beginning of Period                   $9.04    $8.82    $9.31    $8.93       $9.03    $8.40    $8.58    $8.66    $8.85     $10.00
                                       ---------------------------------------------------------------------------------------------
Net Investment Income                   0.44     0.44     0.45     0.38        0.62     0.69     0.74     0.78     0.83       0.69

Net Realized & Unrealized
 Gain (Loss) on Securities             (0.064)   0.259   (0.544)   0.402      (0.086)   0.635   (0.174)  (0.077)  (0.210)    (1.220)
                                       ---------------------------------------------------------------------------------------------
Total From Investment Operations        0.376    0.699   (0.094)   0.782       0.534    1.325    0.566    0.703    0.620     (0.530)
                                       ---------------------------------------------------------------------------------------------
Distributions from Net
 Investment Income                     (0.406)  (0.479)  (0.396)  (0.402)     (0.634)  (0.695)  (0.746)  (0.783)  (0.810)    (0.620)
                                       ---------------------------------------------------------------------------------------------
Net Asset Value at End of Year         $9.01    $9.04    $8.82    $9.31       $8.93    $9.03    $8.40    $8.58    $8.66      $8.85
                                       ---------------------------------------------------------------------------------------------
Total Return+                           4.25%    8.21%   (1.02)%   8.94%       6.16%   16.57%    7.01%    8.5%     7.24%     (5.34)%

RATIOS/SUPPLEMENTAL DATA

Net Assets at End of
 Period (in 000's)                     $29,372  $29,824   $29,553  $35,970   $29,367   $21,773  $12,289   $17,143  $12,650  $15,608

Ratio of Expenses to
 Average Net Assets                     1.06%    1.09%    1.05%    1.09%*      1.08%    1.26%    1.43%    1.62%    1.35%      1.48%*

Ratio of Net Investment
 Income to Average Net Assets           4.81%    4.96%    4.91%    5.61%*      7.02%    8.36%    8.84%    9.74%    9.36%      8.47%*

Portfolio Turnover Rate                20.06%   64.70%   10.57%   53.19%      27.28%   28.31%   11.37%   56.72%   34.87%    101.12%


*Annualized

**For the period January 14, 1987 (effective date of registration) to December 31, 1987.

***For the period ended September 30, 1993.

+Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front-end sales charge or the Contingent Deferred Sales Charge. The total return for the Fund also assumes reinvestment of dividends and capital gains, if any, at Net Asset Value.

++On June 28, 1988, the investment manager changed from L.F. Rothschild Fund Management, Inc. to Advisers.

How does the Fund Invest its Assets?

The Fund's Investment Objective The Fund's investment objective is to seek a maximum level of income consistent with prudent exposure to risk. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. Of course, there is no assurance that the Fund's objective will be achieved.

At times, particularly during periods when the yield curve is positive, the Fund will endeavor to provide a higher yield than that available from a money market mutual fund, while attempting to avoid the potential risks to principal often associated with both non-investment grade securities and longer-term instruments.

Types of Securities in which the Fund May Invest The Fund seeks to achieve its objective by investing in a diversified portfolio of debt securities, most of which will be intermediate-term investment grade issues and dividend-paying common and preferred stocks.


The Fund may invest in corporate debt obligations such as bonds, notes, and debentures; obligations convertible into common stocks; obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; obligations denominated in either U.S. dollars or foreign currencies issued by foreign corporations and governments (including Canadian provinces and their instrumentalities) and supranational entities; commercial paper; and currency deposits or equivalents.

Because the Fund seeks a maximum level of income consistent with prudent exposure to risk, under normal market conditions at least 75% of the Fund's portfolio will be invested in debt securities that are rated in one of the four highest rating categories or in unrated securities that are of comparable quality as determined by the Fund's investment manager. The four highest rating categories are AAA, AA, A or BBB by S&P, or Aaa, Aa, A or Baa by Moody's.


Debt securities within the top three categories comprise what are known as high-grade bonds and are regarded as having a strong capacity to pay principal and interest. Medium-grade bonds (BBB by S&P or Baa by Moody's) are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and some speculative characteristics.

Although the Fund may invest up to 25% of its portfolio in securities that are not rated in the four highest rating categories or of comparable quality, the Fund will not invest in any debt securities rated lower than B by Moody's or S&P or in any equity securities of an issuer if a majority of the issuer's debt securities are rated lower than B by Moody's or S&P. Similarly, the Fund will not invest in any unrated debt securities that the Fund considers to be of lower comparable quality than securities rated B by Moody's or S&P. Debt securities rated B by Moody's are regarded as generally lacking the characteristics of desirable investments and, in Moody's judgment, assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Debt securities rated BB or B by S&P are regarded, on balance, as predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation. The Fund does not intend to invest more than 5% of its net assets in debt securities rated below Baa by Moody's or BBB by S&P. An appendix discussing these ratings is included in the SAI.

Although market risks are inherent in any investment program, the Fund believes that such risks may be reduced through careful analysis of prospective issuers. Moreover, while the opinion of rating services is considered in selecting rated securities for the Fund's portfolio, the Fund's investment manager relies primarily on its own credit analysis, which includes a study of the existing debt issuer's capital structure, ability to service debt and to pay dividends, and the current trend of earnings for any company under consideration for investment by the Fund. The net asset value per share of the Fund will fluctuate, however, as the market value of its investment portfolio fluctuates.


Under normal economic conditions, the Fund will invest at least 65% of its assets in intermediate-term obligations. Intermediate-term obligations in which the Fund invests typically will have effective remaining maturities of between two and ten years at the time of purchase. The remaining 35% may be invested, to the extent available and permissible, in obligations with maturities that are shorter than two years or longer than ten years at the time of purchase.

The Fund will consider the effective maturity of a "putable" bond to be its optional redemption date or dates. An obligation that requires the obligor to periodically prepay portions of the obligation before its stated maturity will be considered by the Fund to have a maturity equal to its expected average life or average term. These are not fundamental policies of the Fund and may be changed by the Board.



U.S. Government Securities. The Fund may invest in all types of U.S. government securities including: (1) U.S. Treasury obligations with varying interest rates, maturities and dates of issuance, such as U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (original maturities of one to ten years) and U.S. Treasury bonds (generally original maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities such as the Government National Mortgage Association ("GNMA"), the Export-Import Bank and the Farmers Home Administration. Some of the Fund's investments will include obligations which are supported by the full faith and credit of the U.S. government. In the case of U.S. government obligations that are not backed by the full faith and credit of the U.S. government (e.g., obligations of the Federal National Mortgage Association ("FNMA") and a Federal Home Loan Bank), the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

Collateralized Obligations. The Fund may invest in collateralized obligations, which generally are bonds issued by single purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies or instrumentalities, investment bankers or other similar institutions, such as Collateralized Automobile Receivables ("CARs") and Collateralized Mortgage Obligations ("CMOs"). All such collateralized obligations will either be issued or guaranteed by a U.S. government agency or instrumentality rated AAA by a nationally recognized statistical rating agency.

CARs are generally automobile loan pass-through certificates issued by single purpose, stand alone financial subsidiaries or trusts (such as Grantor Trusts) of financial institutions, government agencies or instrumentalities, investment bankers or other similar institutions.

CMOs purchased by the Fund may be:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

(2) collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and the guarantee is collateralized by U.S. government securities; or

(3) securities in which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

For a discussion of the risks involved in buying these types of collateralized obligations, please see "What are the Fund's Potential Risks?" below.

Options and Financial Futures. The Fund may engage in various option and hedging activities. Specifically, the Fund may write covered call and put options and under limited circumstances, for bona fide hedging purposes only, purchase certain options on securities and interest rate futures contracts. The option and hedging activities that the Fund is authorized to engage in are summarized below and described in greater detail in the SAI.

The Fund may write covered call and put options on any securities it may purchase for its portfolio. The principal reason for writing call or put options is to obtain, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund's current return can be expected to fluctuate because opportunities to realize net gains from a covered call and put option writing program and income yields vary as economic and market conditions change. The Fund may receive a higher or lower total return from its positions in options than it would have received from its underlying securities if they had not been subject to options. The Fund does not engage in option writing strategies for speculative purposes, and writes call options and put options on a covered basis only, which means that, with respect to any call options it has written, it will own the underlying securities or comparable securities satisfying the cover requirements of the securities exchanges, and, with respect to any put options it has written, it will maintain in a separate account cash or U.S. government securities with a value at least equal to the exercise price of the put option.

The Fund may also purchase call and put options on securities, but only for limited purposes. The Fund may purchase call and put options for the purpose of offsetting its obligations pursuant to previously written options. The Fund may purchase put options only on U.S. government securities in its portfolio in anticipation of a decline in the market value of such securities and then only in amounts not exceeding 10% of its total assets. The Fund's ability to purchase put options allows it to protect unrealized gains in appreciated U.S. government securities in its portfolio without actually selling the securities and while continuing to receive interest income on the securities.

In addition, solely for hedging purposes, the Fund may purchase and sell call and put options on interest rate futures contracts. The Fund may not purchase or sell options on interest rate futures contracts if immediately thereafter the value of those contracts would constitute more than 30% of the Fund's total assets or if the sum of the premiums paid for the options would exceed 5% of the Fund's total assets.

The Fund's option and hedging activities involve certain risks as summarized in "What are the Fund's Potential Risks?" and as more fully discussed in the SAI.

Foreign Securities. The Fund may, using the criteria set forth above, invest any portion of its assets in debt securities issued by foreign corporations and governments, their instrumentalities, and supranational entities. The Fund presently has no intention of investing more than 25% of its assets in the debt securities of foreign governments.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Development Bank and the Asian Development Bank.

The Fund may invest in securities issued in any currency and may hold foreign currency to the extent consistent with its objective and policies described above. Securities of issuers within a given country may be denominated in the currency of that or another country, or in multinational currency units.

For more information about foreign securities and their risks, please see "What are the Fund's Potential Risks?" in this prospectus and in the SAI.


Other Investment Policies of the Fund

In any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by investing all or a part of its assets in short-term, fixed-income securities, cash or cash equivalents. Such investments may include U.S. government securities, bank certificates of deposit, bankers' acceptances and high-grade commercial paper issued by domestic corporations.


U.S. Treasury Rolls. The Fund may enter into "U.S. Treasury rolls" in which the Fund sells outstanding U.S. Treasury securities and buys back "when-issued" U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the "when-issued" U.S. Treasury security. Two potential advantages of such a strategy are 1) the Fund can regularly and incrementally adjust its weighted average maturity (which otherwise would constantly diminish with the passage of time); and 2) in a normal yield curve environment (in which shorter maturities yield less than longer maturities), a gain in yield to maturity can be obtained along with the desired extension.


During the period prior to the settlement date, the Fund continues to earn interest on the securities it is selling. It does not earn interest on the securities that it is purchasing until after the settlement date. The Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. The Fund intends, however, to enter into U.S. Treasury rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

Loans of Portfolio Securities. Consistent with procedures approved by the Board, the Fund may lend its portfolio securities to qualified Securities Dealers or other institutional investors. Although permitted to lend up to 30% of its total assets, the Fund currently intends to limit its lending of securities to no more than 5% of its total assets. For a description of the Fund's securities lending procedures, please see the SAI.

Repurchase Agreements. The Fund may engage in repurchase transactions in which the Fund buys a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked-to-market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. The Fund, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks that are deemed creditworthy by Advisory Services. A repurchase agreement is deemed to be a loan by the Fund under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Fund by a custodian bank approved by the Board and will be held pursuant to a written agreement.

Illiquid Investments. The Fund's policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

Portfolio Turnover. The Fund's portfolio turnover rate for the fiscal years ended 1995 and 1996 was 64.70% and 20.06%, respectively. The higher portfolio turnover rate for the fiscal year ended 1995 was due to higher interest rates early in the year, which encouraged the sale of intermediate-term U.S. Treasuries by the Fund, and the significant capital appre-ciation of certain bonds that the investment manager determined were ripe for sale. High portfolio turnover may increase the Fund's transaction costs and taxable capital gains. The investment manager will consider the potential benefits of investing in Treasury rolls against these considerations.

Borrowing. The Fund may borrow money only from banks for temporary or emergency purposes in amounts not to exceed 15% of the Fund's total assets, and additional investments may not be made while any amounts borrowed are in excess of 5% of the Fund's total assets.

Percentage Restrictions. If a percentage restriction noted above is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the value of portfolio securities or the amount of net assets will not be considered a violation of any of the foregoing policies.

Other Policies and Restrictions. The Fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's investment policies, please see "How does the Fund Invest its Assets?" and "Investment Restrictions" in the SAI.

What are the Fund's Potential Risks?

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of Fund shares may also change with movements in the stock and bond markets as a whole.

Interest Rate and Market Risk. To the extent the Fund invests in debt securities, changes in interest rates in any country where the Fund is invested will affect the value of the Fund's portfolio and its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the Fund's shares. To the extent the Fund invests in common stocks, a general market decline, shown for example by a drop in the Dow Jones Industrials or other equity based index, in any country where the Fund is invested, may also cause the value of what the Fund owns, and thus the Fund's share price, to decline. The value of stock markets and interest rates throughout the world has increased and decreased in the past. These changes are unpredictable and may happen again in the future.


Collateralized Automobile Receivables. Because CARs are asset-backed securities, they have certain risks not presented by mortgage-backed securities. Asset-backed securities do not have the benefit of the same type of security interests in the related collateral. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing the receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Collateralized Mortgage Obligations. CMOs and other mortgage-backed securities differ from conventional bonds in that the principal is paid back over the life of the certificate rather than at maturity. As a result, the Fund will receive monthly scheduled payments of principal and interest on its investment in these securities, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the Fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing security. For this reason, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" long-term interest rates.

The market value of mortgage-backed securities, like other U.S. government securities in the Fund's portfolio, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage-backed securities, while having comparable risk of decline in value during periods of rising rates, may have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the Fund's principal investment to the extent of the premium paid.

Options and Financial Futures. The purchase of call and put options involves the risk that the price of the underlying securities or interest rate futures contracts will not move in the anticipated direction during the option periods, and the Fund may lose all or some portion of the amount of the premiums it has paid (plus transaction costs). Options on interest rate futures contracts involve a somewhat greater risk in that a liquid market for such options may not exist to permit the Fund to establish or close out its positions. Although the Fund generally will purchase only options for which there appears to be an active market, there is no assurance that a liquid market on any exchange will exist for any particular option or at any particular time.

The principal risk with respect to writing covered call and put options is the Fund's possible inability to effect closing transactions at favorable prices. By writing the option, the Fund agrees to buy or sell the security at a specified price during a specified period, and, until the option lapses (i.e., the specified period expires or the option is exercised) or is canceled by a closing transaction, the Fund cannot sell the covering security to recognize a profit (or limit a loss). In addition, if the price of the underlying security does not move in the anticipated direction, the Fund will have to sell or buy the covering security at a price that is below market (in the case of a security sold upon the exercise of a written call option) or buy the covering security at a price that is above market (in the case of a security purchased upon the exercise of a written put option) unless the Fund can close out its optioned position prior to the option exercise date. Moreover, until an option lapses or is canceled by a closing transaction, the maximum sales price the Fund may realize on a security subject to an option is limited to the option price. The Fund continues, however, to bear the risk of a decline in the price of a security subject to an option during the option period, although any potential loss during that period would be reduced by the amount of the option premium received. Although certain risks are involved in these option and hedging transactions, Advisory Services believes that, because the Fund writes only covered options on portfolio securities and purchases options only for hedging purposes, the options and hedging strategies of the Fund do not subject it to the risks frequently associated with these transactions.

The Fund's investment in options may be limited by the requirements of the Code for qualification as a regulated investment company. These instruments require the application of complex and special tax rules and elections, more information about which is included in the SAI.

Transactions in options, options on futures, CARS, and CMOs are generally considered "derivative securities."

Foreign  Securities.  There are inherent risks  associated  with  investments in foreign securities. An investment may be affected by changes in currency rates and exchange control regulations, and the Fund may incur transaction charges in exchanging currencies. Foreign government securities are frequently not subject to the accounting and financial reporting standards applicable to U.S. government securities and less information may be available regarding these securities. Most foreign government securities are traded in foreign over-the-counter markets or on foreign stock exchanges, and are generally less liquid and more volatile than comparable U.S. government securities. There is also the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments. See the SAI for further information.

Foreign exchange gains and losses realized by the Fund in connection with transactions involving foreign currencies, foreign currency payables or receivables, and foreign currency-denominated debt securities are subject to special tax rules which may cause these gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of the Fund's income or loss from these transactions and in turn its distributions to shareholders.



Who Manages the Fund?

The Board. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations.

Investment Manager. As of July 1, 1996, Advisory Services manages the Fund's assets and makes its investment decisions. Advisory Services also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Advisory Services and its affiliates manage over $171 billion in assets. Advisory Services employs the same individuals to manage the Fund's portfolio as the previous manager. The terms and conditions of the management services provided to the Fund remain the same. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

Management Team. The team responsible for the day-to-day management of the Fund's portfolio is: William Lippman and Philip Smith since the Fund's inception and Margaret McGee since 1988.

William Lippman
President of Advisory Services

Mr. Lippman holds a bachelor's degree in business administration from City College of New York and a master's degree in business administration from the Graduate School of Business Administration of New York University. He has been with the Franklin Templeton Group since 1988.

Philip Smith
Vice President of Advisory Services

Mr. Smith holds a bachelor of arts degree from Princeton University and a juris doctorate degree from Yale University. He has been with the Franklin Templeton Group since 1988.

Margaret McGee
Vice President of Advisory Services

Ms. McGee holds a bachelor of arts degree from William Patterson College. She has been with the Franklin Templeton Group since 1988.

Management Fees. During the fiscal year ended September 30, 1996, management fees totaling 0.50% of the average daily net assets of the Fund were paid to the investment manager. Total expenses of the Fund, including fees paid to the investment manager, were 1.06%.

Portfolio Transactions. Advisory Services tries to obtain the best execution on all transactions. If Advisory Services believes more than one broker or dealer can provide the best execution, consistent with internal policies, it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How does the Fund Buy Securities for its Portfolio?" in the SAI for more information.

Administrative Services. Under an agreement with Advisory Services, FT Services provides certain administrative services and facilities for the Fund. Please see "Investment Management and Other Services" in the SAI for more information.

The Fund's Rule 12b-1 Plan

The Fund has a distribution plan or "Rule 12b-1 Plan" under which it may reimburse Distributors or others for activities primarily intended to sell shares of the Fund. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates, printing prospectuses and reports used for sales purposes, preparing and distributing sales literature and advertisements, and a prorated portion of Distributors' overhead expenses.

Payments by the Fund under the plan may not exceed 0.25% per year of the Fund's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain purchases made without a sales charge, Distributors may keep the Rule 12b-1 fees associated with the purchase. For more information, please see "The Fund's Underwriter" in the SAI.

How does the Fund Measure Performance?

From time to time, the Fund advertises its performance. The more commonly used measures of performance are total return, current yield and current distribution rate. Performance figures are usually calculated using the maximum sales charge, but certain figures may not include the sales charge.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield shows the income per share earned by the Fund. The current distribution rate shows the dividends or distributions paid to shareholders by the Fund. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Offering Price. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the Fund.

The Fund's investment results will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How does the Fund Measure Performance?" in the SAI.

How Taxation Affects the Fund and its Shareholders

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information on Distributions and Taxes" in the SAI.

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

For federal income tax purposes, any income dividends which you receive from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether you have elected to receive them in cash or in additional shares.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time you have owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if paid by the Fund and received by you on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which you may realize a gain or a loss. Any loss incurred on sale or exchange of Fund shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

For corporate shareholders, none of the distributions paid by the Fund for the fiscal year ended September 30, 1996, qualified for the corporate dividends-received deduction and it is not anticipated that any of the current year's dividends will qualify.

The Fund will inform you of the source of your dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise you of the tax status for federal income tax purposes of such dividends and distributions.

If you are not considered a U.S. person for federal income for tax purposes, you should consult with your financial or tax advisors regarding the applicability of U.S. withholding or other taxes on distributions received by you from the Fund and the application of foreign tax laws to these distributions.

You should consult your tax advisor with respect to the applicability of state and local intangible property or income taxes to your shares in the Fund and to distributions and redemption proceeds received from the Fund.

How is the Trust Organized?

The Fund is a diversified series of Franklin Managed Trust (the "Trust"), an open-end management investment company, commonly called a mutual fund. It was organized as a Massachusetts business trust in July, 1986, and is registered with the SEC under the 1940 Act.

As of January 1, 1997, the Fund began offering a new class of shares designated "Franklin Investment Grade Income Fund - Advisor Class." All Fund shares outstanding before the offering of Advisor Class shares have been designated as Franklin Investment Grade Income Fund - Class I shares and will retain their previous rights and privileges. Class I and Advisor Class shares differ as to sales charges, expenses and services. Different fees and expenses will affect performance. Advisor Class shares are described in a separate prospectus relating only to that class. For more information concerning Advisor Class shares of the Fund, contact your investment representative or Distributors. Additional series and classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as the other class of the Fund on matters that affect the Fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters (1) affecting only that class, (2) expressly required to be voted on separately by law, or (3) required to be voted on separately by the 1940 Act.

Shares of each series of the Trust have equal and exclusive rights to dividends and distributions declared by that series and the net assets of the series in the event of liquidation or dissolution.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. It may hold a special meeting of a series, however, for matters requiring shareholder approval under the 1940 Act. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. The 1940 Act requires that we help you communicate with other shareholders in connection with removing members of the Board.

About Your Account

How Do I Buy Shares?

Opening Your Account

To open your account, contact your investment representative or complete and sign the enclosed shareholder application and return it to the Fund with your check.

                                 MINIMUM
                                INVESTMENTS*
-------------------------------------------
To Open Your Account                $100
To Add to Your Account              $ 25


*We may waive these minimums for retirement plans. We may also refuse any order to buy shares.

Sales Charge Reductions and Waivers

- If you qualify to buy shares under one of the sales charge reduction or waiver categories described below, please include a written statement with each purchase order explaining which privilege applies. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

Quantity Discounts. The sales charge you pay depends on the dollar amount you invest, as shown in the table below.

                                              TOTAL SALES CHARGE  AMOUNT PAID TO
                                              AS A PERCENTAGE OF    DEALER AS A
                                             -------------------
AMOUNT OF PURCHASE                            OFFERING NET AMOUNT  PERCENTAGE OF
AT OFFERING PRICE                               PRICE   INVESTED  OFFERING PRICE
--------------------------------------------------------------------------------

Under $100,000                                  4.25%       4.44%         4.00%
$100,000 but less than $250,000                 3.50%       3.63%         3.25%
$250,000 but less than $500,000                 2.75%       2.83%         2.50%
$500,000 but less than $1,000,000               2.15%       2.20%         2.00%
$1,000,000 or more*                              None        None          None

*If you invest $1 million or more, a Contingent Deferred Sales Charge may be imposed on an early redemption. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases.

Cumulative Quantity Discounts. To determine if you may pay a reduced sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

Letter of Intent. You may buy shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay.


By completing the Letter of Intent section of the shareholder application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Fund shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

Group Purchases. If you are a member of a qualified group, you may buy Fund shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o    Was formed at least six months ago,

o    Has a purpose other than buying Fund shares at a discount,

o    Has more than 10 members,

o    Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

Sales Charge Waivers. The Fund's sales charges (front-end and contingent deferred) will not apply to certain purchases. For waiver categories 1, 2 or 3 below: (i) the distributions or payments must be reinvested within 365 days of their payment date, and (ii) Class II distributions may be reinvested in either Class I or Class II shares. Class I distributions may only be reinvested in Class I shares.

The Fund's sales charges will not apply if you are buying shares with money from the following sources:

1. Dividend and capital gain distributions from any Franklin Templeton Fund or a REIT sponsored or advised by Franklin Properties, Inc.

2. Distributions from an existing retirement plan invested in the Franklin Templeton Funds

3. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds, the Templeton Variable Annuity Fund, the Templeton Variable Products Series Fund, or the Franklin Government Securities Trust. You should contact your tax advisor for information on any tax consequences that may apply.

4. Redemptions from any Franklin Templeton Fund if you:

o    Originally paid a sales charge on the shares,

o    Reinvest the money within 365 days of the redemption date, and

o    Reinvest the money in the same class of shares.

An exchange is not considered a redemption for this privilege. The Contingent Deferred Sales Charge will not be waived if the shares were subject to a Contingent Deferred Sales Charge when sold. We will credit your account in shares, at the current value, in proportion to the amount reinvested for any Contingent Deferred Sales Charge paid in connection with the earlier redemption, but a new Contingency Period will begin.

If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

5. Redemptions from other mutual funds

If you sold shares of a fund that is not a Franklin Templeton Fund within the past 60 days, you may invest the proceeds without any sales charge if (a) the investment objectives were similar to the Fund's, and (b) your shares in that fund were subject to any front-end or contingent deferred sales charges at the time of purchase. You must provide a copy of the statement showing your redemption.

The Fund's sales charges will also not apply to purchases by:

6. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

7. Group annuity separate accounts offered to retirement plans

8. Retirement plans that (i) are sponsored by an employer with at least 100 employees, (ii) have plan assets of $1 million or more, or (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period. Retirement plans that are not Qualified Retirement Plans or SEPS, such as 403(b) or 457 plans, must also meet the requirements described under "Group Purchases" above.

9. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

10. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

11. Registered Securities Dealers and their affiliates, for their investment accounts only

12. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

13. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

14. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

15. Accounts managed by the Franklin Templeton Group

16. Certain unit investment trusts and their holders reinvesting distributions from the trusts

How Do I Buy Shares in Connection with Retirement Plans?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, please call our Retirement Plans Department.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

Other Payments to Securities Dealers

The payments described below may be made to Securities Dealers who initiate and are responsible for certain purchases made without a sales charge. A Securities Dealer may only receive one of these payments for each qualifying purchase. Securities Dealers who receive payments under items 1 or 2 below will earn the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase. The payments are paid by Distributors or one of its affiliates, at its own expense, and not by the Fund or its shareholders.

1. Securities Dealers will receive up to 0.75% of the purchase price for purchases of $1 million or more.

2. Securities Dealers may, in the sole discretion of Distributors, receive up to 1% of the purchase price for purchases made under waiver category 8 above.

3. Securities Dealers may receive up to 0.25% of the purchase price for purchases made under waiver categories 6, 9 and 10 above.

Please see "How Do I Buy, Sell and Exchange Shares? - Other Payments to Securities Dealers" in the SAI for any breakpoints that may apply.

Securities Dealers may receive additional compensation from Distributors or an affiliated company in connection with selling shares of the Franklin Templeton Funds. Compensation may include financial assistance for conferences, shareholder services, automation, sales or training programs, or promotional activities. Registered representatives and their families may be paid for travel expenses, including lodging, in connection with business meetings or seminars. In some cases, this compensation may only be available to Securities Dealers whose representatives have sold or are expected to sell significant amounts of shares. Securities Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or self-regulatory agency, such as the NASD.

May I Exchange Shares for Shares of Another Fund?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums.

METHOD                       STEPS TO FOLLOW
---------------------------------------------------------------------------------------------------------------------------
By Mail                  1. Send us written instructions signed by all account owners

                         2. Include any outstanding share certificates for the shares you're exchanging
---------------------------------------------------------------------------------------------------------------------------
By Phone                 Call Shareholder Services or TeleFACTS(R)

                         - If you do not want the ability to exchange by phone to apply to your account, please let us know.
---------------------------------------------------------------------------------------------------------------------------
Through Your Dealer      Call your investment representative
---------------------------------------------------------------------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

Will Sales Charges Apply to My Exchange?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

Contingent Deferred Sales Charge. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. For accounts with shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund in the order they were purchased. If you exchange shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. For more information about the Contingent Deferred Sales Charge, please see that section under "How Do I Sell Shares?"

Exchange Restrictions

Please be aware that the following restrictions apply to exchanges:

o    You may only exchange shares within the same class.

o The accounts must be identically registered. You may exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account(s). Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact our Retirement Plans Department for information on exchanges within these plans.

o    The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you: (i) request an exchange out of the Fund within two weeks of an earlier exchange request, (ii) exchange shares out of the Fund more than twice in a calendar quarter, or
     (iii) exchange shares equal to at least $5 million, or more than 1% of the Fund's net assets. Shares under common ownership or control are combined for these limits. If you exchange shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt Fund performance and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

How Do I Sell Shares?

You may sell (redeem) your shares at any time.

METHOD                   STEPS TO FOLLOW
---------------------------------------------------------------------------------------------------------------------------
By Mail                  1. Send us written instructions signed by all account owners

                         2. Include any outstanding share certificates for the shares you are selling

                         3. Provide a signature guarantee if required

                         4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have additional requirements.
---------------------------------------------------------------------------------------------------------------------------
(Only available          By Phone                 Call Shareholder Services
if you have
completed and            Telephone requests will be accepted:
sent to us the
telephone                 o If the request is $50,000 or less. Institutional accounts may exceed $50,000 by completing a
redemption                  separate agreement. Call Institutional Services to receive a copy.
agreement
included with             o If there are no share certificates issued for the shares you want to sell or you have already
this prospectus)            returned them to the Fund

                          o Unless you are selling shares in a Trust Company retirement plan account

                          o Unless the address on your account was changed by phone within the last 30 days
---------------------------------------------------------------------------------------------------------------------------
Through Your Dealer      Call your investment representative
---------------------------------------------------------------------------------------------------------------------------

Beginning on or about May 1, 1997, you will automatically be able to redeem shares by telephone without completing a telephone redemption agreement. Please notify us in writing if you do not want this option to be available on your account. If you later decide you would like this option, send us written instructions signed by all account owners.

We will send your redemption check within seven days after we receive your request in proper form. If you sell your shares by phone, the check may only be made payable to all registered owners on the account and sent to the address of record. We are not able to receive or pay out cash in the form of currency.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

Trust Company Retirement Plan Accounts

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 591/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call our Retirement Plans Department.

Contingent Deferred Sales Charge

If you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

We will first redeem shares not subject to the charge in the following order:

1) A calculated number of shares equal to the capital appreciation on shares held less than the Contingency Period,

2) Shares purchased with reinvested dividends and capital gain distributions, and

3) Shares held longer than the Contingency Period.

We then redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated dollar amount, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated number of shares, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

Waivers. We waive the Contingent Deferred Sales Charge for:

o    Exchanges

o    Account fees

o    Sales of shares purchased pursuant to a sales charge waiver

o Redemptions by the Fund when an account falls below the minimum required account size

o    Redemptions following the death of the shareholder or beneficial owner

o    Redemptions through a systematic  withdrawal plan set up before February 1,
     1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% a month of an account's Net Asset Value (3% quarterly, 6% semiannually or 12% annually). For example, if you maintain an annual balance of $1 million, you can withdraw up to $120,000 annually through a systematic withdrawal plan free of charge.

o Distributions from individual retirement plan accounts due to death or disability or upon periodic distributions based on life expectancy

o    Tax-free returns of excess contributions from employee benefit plans

o    Distributions   from  employee  benefit  plans,   including  those  due  to
     termination or plan transfer

What Distributions Might I Receive from the Fund?

The  Fund  declares   dividends  from  its  net  investment  income  monthly  to shareholders of record on the last business day of that month and pays them on or about the 15th day of the next month.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution.

Distribution Options

You may receive your distributions from the Fund in any of these ways:

1. Buy additional shares of the Fund - You may buy additional shares of the Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. Buy shares of other Franklin Templeton Funds - You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.

3. Receive distributions in cash - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee. If you send the money to a checking account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

To select one of these options, please complete sections 6 and 7 of the shareholder application included with this prospectus or tell your investment representative which option you prefer. If you do not select an option, we will automatically reinvest dividend and capital gain distributions in the same class of the Fund. For Trust Company retirement plans, special forms are required to receive distributions in cash. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option.

Transaction Procedures and Special Requirements

How and When Shares are Priced

The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share as of the scheduled close of the NYSE, generally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price of the Fund in many newspapers.

To calculate Net Asset Value per share, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.

The Price We Use When You Buy or Sell Shares

You buy shares at the Offering Price, unless you qualify to buy shares at a reduced sales charge or with no sales charge. The Offering Price is based on the Net Asset Value per share and includes the maximum sales charge. We calculate it to two decimal places using standard rounding criteria. You sell shares at Net Asset Value.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

Proper Form

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

Written Instructions

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o    Your name,

o    The Fund's name,

o    A description of the request,

o    For exchanges, the name of the fund you're exchanging into,

o    Your account number,

o    The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

Signature Guarantees

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature and may be obtained from certain banks, brokers or other eligible guarantors. You should verify that the institution is an eligible guarantor before signing. A notarized signature is not sufficient.

Share Certificates

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form. In this case, you should send the certificate and assignment form in separate envelopes.

Telephone Transactions

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We will also record calls. We will not be liable for following instructions communicated by telephone if we reasonably believe they are genuine. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.

If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send written instructions to us, as described elsewhere in this prospectus. If you are unable to execute a transaction by telephone, we will not be liable for any loss.

Trust Company Retirement Plan Accounts. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call our Retirement Plans Department.

Account Registrations and Required Documents

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

Joint Ownership. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, all owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, we cannot accept instructions to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.

Gifts and Transfers to Minors. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

Trusts. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

Required Documents. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT          DOCUMENTS REQUIRED
---------------------------------------------------------------------------------------------------------------
Corporation              Corporate Resolution
---------------------------------------------------------------------------------------------------------------
Partnership              1. The pages from the partnership agreement that identify the general partners, or

                         2. A certification for a partnership agreement
---------------------------------------------------------------------------------------------------------------
Trust                    1. The pages from the trust document that identify the
trustees, or

                         2. A certification for trust
---------------------------------------------------------------------------------------------------------------

Street or Nominee Accounts. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

Electronic Instructions. If there is a Securities Dealer or other representative of record on your account, we are authorized to use and execute electronic instructions. We will accept electronic instructions directly from your dealer or representative without further inquiry. Electronic instructions may be processed through the services of the NSCC, which currently include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems, or through Franklin/Templeton's PCTrades II(TM) System.

Tax Identification Number

The IRS requires us to have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer  identification  number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or
(iv) you are subject to backup withholding.

We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

Keeping Your Account Open

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100.

Services to Help You Manage Your Account

Automatic Investment Plan

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

Automatic Payroll Deduction

You may have money transferred from your paycheck to the Fund to buy additional shares. Your investments will continue automatically until you instruct the Fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.

Systematic Withdrawal Plan

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

Electronic Fund Transfers

You may choose to have dividend and capital gain distributions from the Fund or payments under a systematic withdrawal plan sent directly to a checking account. If the checking account is with a bank that is a member of the Automated
Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TeleFACTS(R)

From a touch-tone phone, you may call our TeleFACTS system (day or night) at 1-800/247-1753 to:

o    obtain information about your account;

o    obtain price and performance information about any Franklin Templeton Fund;

o    exchange shares between identically registered Franklin accounts; and

o    request duplicate statements and deposit slips for Franklin accounts.

You will need the Fund's code number to use TeleFACTS. The Fund's code number is 159.

Statements and Reports to Shareholders

We will send you the following statements and reports on a regular basis:

o    Confirmation  and  account  statements  reflecting   transactions  in  your
     account, including additional purchases and dividend reinvestments. Please verify the accuracy of your statements when you receive them.

o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports or an interim quarterly report.

Institutional Accounts

Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. For further information, call Institutional Services.

Availability of These Services

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

What If I Have Questions About My Account?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The Fund and Distributors are also located at this address. Advisory Services is located at One Parker Plaza, Sixteenth Floor, Fort Lee, New Jersey, 07013. You may also contact us by phone at one of the numbers listed below.

                                               HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME           TELEPHONE NO.        (MONDAY THROUGH FRIDAY)
--------------------------------------------------------------------------------

Shareholder Services      1-800/632-2301       5:30 a.m. to 5:00 p.m.
Dealer Services           1-800/524-4040       5:30 a.m. to 5:00 p.m.
Fund Information          1-800/DIAL BEN       5:30 a.m. to 8:00 p.m.
                          (1-800/342-5236)     6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plans          1-800/527-2020       5:30 a.m. to 5:00 p.m.
Institutional Services    1-800/321-8563       6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)    1-800/851-0637       5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

Glossary

Useful Terms and Definitions

1940 Act - Investment Company Act of 1940, as amended

Advisers - Franklin Advisers, Inc., the Fund's former investment manager

Advisory Services - Franklin Advisory Services, Inc., the Fund's investment manager

Board - The Board of Trustees of the Trust

CD - Certificate of deposit

Class I, Class II, Advisor Class and Class Z - Certain funds in the Franklin Templeton Funds offer more than one class of shares, designated "Class I," "Class II," "Advisor Class" and "Class Z." The classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Advisor Class and Class Z shares are purchased without a sales charge and do not have a Rule 12b-1 plan.

Code - Internal Revenue Code of 1986, as amended

Contingency Period - The 12 month period during which a Contingent Deferred Sales Charge may apply. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

Contingent Deferred Sales Charge (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

Eligible Governmental Authority - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy shares of the Fund without paying sales charges.

Franklin Funds - The mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin Government Securities Trust

Franklin Templeton Funds - The Franklin Funds and the Templeton Funds

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Letter - Letter of Intent

Market Timer(s) - Market Timers generally include market timing or allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern.

Moody's - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

Offering Price - The public offering price is based on the Net Asset Value per share and includes the 4.25% sales charge.

Qualified Retirement Plan(s) - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

REIT - Real Estate Investment Trust

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored  simplified  employee pension plan established under section 408(k) of the Code

TeleFACTS(R) - Franklin Templeton's automated customer servicing system

Templeton Funds - The U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

Trust Company - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States

We/Our/Us - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.


FRANKLIN
MANAGED TRUST

FRANKLIN RISING DIVIDENDS FUND
FRANKLIN INVESTMENT GRADE INCOME FUND
FRANKLIN CORPORATE QUALIFIED DIVIDEND FUND


STATEMENT OF

ADDITIONAL INFORMATION

FEBRUARY 1, 1997

777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN



CONTENTS                                                  PAGE

How does the Fund Invest its Assets?..................     2
What are the Fund's Potential Risks?..................     6
Investment Restrictions...............................     8
Officers and Trustees.................................    10
Investment Management and
 Other Services.......................................    12
How does the Fund Buy Securities
 for its Portfolio?...................................    13
How Do I Buy, Sell and Exchange Shares?...............    15
How are Fund Shares Valued?...........................    18
Additional Information on
 Distributions and Taxes..............................    19
The Fund's Underwriter................................    21
How does the Fund Measure Performance?................    23
Miscellaneous Information.............................    27
Financial Statements..................................    28
Useful Terms and Definitions..........................    28
Appendix .............................................    29

When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."

Franklin Managed Trust (the "Trust") is an open-end management investment company with three separate diversified series: the Franklin Rising Dividends Fund (the "Rising Dividends Fund"), the Franklin Investment Grade Income Fund (the "Investment Grade Fund") and the Franklin Corporate Qualified Dividend Fund (the "Corporate Qualified Fund"). (Each Fund may, separately or collectively, be referred to as the "Fund" or "Funds.") The Corporate Qualified Fund's investment objective is to generate high after-tax income for corporations, consistent with investment in investment quality securities. The Corporate Qualified Fund seeks to achieve its investment objective by maximizing the amount of dividend income it receives that qualifies for the 70% corporate dividends-received deduction under current federal income tax laws. The Rising Dividends Fund's investment objective is long-term capital appreciation. Preservation of capital, while not an objective, is also an important consideration. Incidental to seeking its investment objective of long-term capital appreciation, the Rising Dividends Fund seeks current income. The Rising Dividends Fund seeks to achieve its investment objective by investing at least 65% of its total assets in financially sound companies that have paid consistently rising dividends based on Advisory Services' investment philosophy that the securities of such companies, because of their dividend record, have a strong potential to increase in value. The Investment Grade Fund's investment objective is to seek a maximum level of income consistent with prudent exposure to risk. The Investment Grade Fund seeks to achieve its objective by investing in a diversified portfolio of debt securities, most of which will be intermediate-term investment grade issues and dividend-paying common and preferred stocks.

A separate Prospectus for each Fund, dated February 1, 1997, as may be amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN or write the Fund at the address shown.

This SAI is not a prospectus. It contains information in addition to and in more detail than set forth in the Prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.

MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

O ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

O ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK;

O ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

How does the Fund Invest its Assets?

The following provides more detailed information about some of the securities the Fund may buy and its investment policies. You should read it together with the section in the Prospectus entitled "How does the Fund Invest its Assets?"

Investment Grade Fund

As stated in its Prospectus, the Investment Grade Fund may engage in various options and hedging transactions as described below.

Options on Securities. To earn additional income, the Investment Grade Fund may write (i.e., sell) covered call and put options. A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price at any time before the expiration date. All call options written by the Fund are covered, which means that the Fund will own the securities subject to the option (or comparable securities satisfying the cover requirements of the securities exchanges) so long as the option is outstanding and the Fund has not terminated its obligation with a closing purchase transaction, as explained below. While the purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone, the Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price at any time before the expiration date. All put options written by the Fund are covered, which means that the Fund has deposited with its custodian bank cash, U.S. government securities or other liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income. In return for the option premium, however, the Fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund will pay brokerage commissions or spreads in connection with its options transactions, as well as for purchases and sales of underlying securities. The writing of options could result in significant increases in the Fund's portfolio turnover rate. See "What are the Fund's Potential Risks? - Options."

Options on Futures. For bona fide hedging purposes, the Fund may purchase put and call options on interest rate futures contracts which are traded on exchanges licensed and regulated by the Commodities Futures Trading Commission ("CFTC") for the purposes of options trading. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position) for a specified exercise price at any time before the option expires. Interest rate futures contracts are contracts for the future delivery of U.S. government securities and index-based futures contracts that are, in the opinion of Advisory Services, sufficiently correlated with the Fund's portfolio to permit effective hedging against adverse changes in interest rates.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (i.e., to deliver a "long" position to the Fund as the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put option, the writer of the option is obligated to purchase the futures contract (i.e., deliver a "short" position to the Fund as the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market.

The Fund is entitled to be paid the amount of any gain realized by it with respect to any option it has purchased upon the exercise of the option. Most participants in the options markets, however, do not seek to realize their gains or losses by exercise of their options rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid. The Fund's ability to establish and close out options positions at fairly established prices is subject to the maintenance of a liquid market.

Options on futures can be used by the Fund to hedge the same risks as might be hedged by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But, in contrast to a futures transaction in which only transaction costs are involved, the benefits received in an option transaction will be reduced by the amount of the premium and transaction costs paid by the Fund. There may also be circumstances when the purchase of an option on an interest rate futures contract would result in a loss to the Fund when the purchase (or sale) of the futures contract itself would not result in a loss, such as when there is no movement in the price of the futures contract or the underlying security. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium paid, plus any transaction costs.

At the time the Fund enters into an option on a futures contract, it will maintain, with its custodian bank, assets in a segregated account to cover its obligations with respect to such contract to the extent required by SEC rules. Such securities may consist of cash, cash equivalents or high quality debt securities from its portfolio, in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contract.

Limitations on Futures Transactions. The Fund has represented to the CFTC that it will purchase options on interest rate futures contracts solely for bona fide hedging purposes within the meaning of CFTC regulations. The Fund has also represented to the CFTC that it will not purchase any options on interest rate futures contracts if, as a result, the sum of premiums paid for the options the Fund has purchased would exceed 5% of the Fund's total assets. This limitation on the Fund's options transactions is not fundamental and may be changed by the Board as the CFTC permits.

Foreign Securities. Investments in debt securities issued by foreign corporations, governments and their instrumentalities, and by supranational entities offer potential benefits not available from investments solely in securities issued by the U.S. government. These benefits include the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S., or the opportunity to reduce fluctuations in port- folio value by taking advantage of foreign markets that do not move in a manner parallel to U.S. markets. See "What are the Fund's Potential Risks? - Foreign Securities."

Putable bonds. When purchasing obligations that entitle a holder to require the obligor to redeem the securities at the holder's option on a date or dates prior to the final stated maturity ("putable" bonds), the Fund may consider the optional redemption date or dates as the effective maturity of the obligations. When purchasing obligations that require the obligor to prepay periodically portions of the obligation prior to the stated final maturity (whether by operation of a fixed known pro rata sinking fund or, as in collateralized securities, by the periodic passing through of variable payments made to the issuer on the underlying collateral), the expected average life or average term of the investment may also be deemed to be its effective maturity. This is not a fundamental policy of the Fund and may be changed by the Board.

Additional Information on Rates of Return. Since the end of World War II, bonds have typically provided a return averaging about 3% above the inflation rate. The following table demonstrates the real rate of return from corporate bonds rated "A" by Moody's over the past ten years. Investors should note that the Fund's portfolio is not comprised exclusively of such bonds. Accordingly, the table is for illustrative purposes only. The table is not indicative of the Fund's past, present or future performance. Moreover, historical returns are not indicative of future returns. The source of this information is the U.S. Bureau of Labor Statistics and Moody's:

     Real Rates of Return
                                         Moody's
                                        Corporate     Inflation    Real Rate
                                       A Bond Index*  Rate (CPI)** of Return

1986...................................     9.41        1.10        8.31
1987...................................    10.62        4.43        6.19
1988...................................    10.11        4.42        5.69
1989...................................     9.39        4.65        4.74
1990...................................     9.64        6.11        3.53
1991...................................     8.82        3.06        5.76
1992...................................     8.37        2.90        5.47
1993...................................     7.31        2.75        4.56
1994...................................     8.73        2.67        6.06
1995 ..................................     7.13        2.54        4.59
Average................................     8.95        3.46        5.49

*Moody's Corporate A Bond Index Yields are year-end yields. Investors cannot invest directly in an index.

**Inflation rate is demonstrated by annual rates of the Consumer Price Index
(CPI).

The Investment Grade Fund may invest up to 25% of its portfolio in debt securities with lower ratings or in unrated securities that are of comparable quality. The Fund, however, will not invest (i) in any debt securities rated lower than B by Moody's or S&P, (ii) in any equity securities of an issuer if a majority of the debt securities of such issuer is rated lower than B by Moody's or S&P, or (iii) in any unrated debt securities that Advisory Services considers to be of lower equivalent quality than securities rated B by Moody's or S&P. See "What are the Fund's Potential Risks? - High Yield Securities."

Corporate Qualified Fund

The Corporate Qualified Fund is specially designed for corporate investors, including banks and savings and loan associations, that may not deduct certain interest expenses under tax laws and that may be seeking an enhanced investment return through use of the corporate dividends-received deduction. As stated in its Prospectus, the Corporate Qualified Fund may invest in adjustable rate and auction rate preferred stocks. The characteristics of these two types of preferred stocks are discussed below.

Adjustable Rate Preferred Stocks. In May 1982, several major U.S. corporations, including some of the largest U.S. bank holding companies, began issuing preferred stocks with cumulative and adjustable dividends. These securities have specific characteristics differing from other types of preferred stocks.

Regardless of the issuer, adjustable rate preferred stocks generally have the same terms and provisions, except for the specific adjustment formula used to determine their quarterly dividend rate. Such formulas vary in regard to (i) the fixed amount of premium or discount in relation to a particular U.S. Treasury instrument rate and (ii) the minimum and maximum range within which the dividend rate may fluctuate. The rate for each quarterly dividend period is referred by all issuers as the "Applicable Rate."

The Applicable Rate is determined by the issuer at the beginning of each quarterly dividend period. It is calculated, in part, by adding or subtracting (depending upon the terms of the issue) either a fixed number of basis points (a basis point being equal to 1/100 of 1%) or a percentage calculation to the highest of three specified rates, namely a "Treasury Bill Rate," a "10-Year Constant Maturity Rate" and a "20-Year Constant Maturity Rate."

The Treasury Bill Rate is based upon the average market discount rate of three-month U.S. Treasury bills. The other rates are based upon the average yields to maturity of ten-year and twenty-year U.S. Treasury fixed interest rate securities. Such data is published weekly by the Federal Reserve Board, and the issuers of the adjustable rate preferred stocks, in setting their next Applicable Rate, generally use the two most recent weekly figures published immediately prior to the 10 calendar days preceding a new quarterly dividend period. The premium or discount to be added to or subtracted from the highest of the three rates is fixed by the issuer at the time the adjustable rate preferred stocks are issued and cannot be changed. At issuance, however, the issuer sets a maximum and minimum Applicable Rate which may be paid for any dividend period.

While most issues of adjustable rate preferred stocks are rated by the major rating services, the Fund may invest in any adjustable rate preferred stock regardless of its rating or non-rating. The Fund's investment manager will, however, consider such rating or non-rating as one of the factors in selecting issues for the Fund's portfolio. Generally, the Fund will invest in adjustable rate preferred stocks of issuers whose long-term debt securities are either rated in one of the four highest rating categories of Moody's or S&P or, if unrated, are of comparable quality as determined by the Fund's investment manager. See the Appendix for a discussion of these ratings.

Auction Rate Preferred Stocks. Auction rate preferred stocks are similar to short-term, corporate money market instruments in that the auction rate preferred stockholder normally has the opportunity to liquidate at par every 49 days, at which time the dividend rate is reset. Generally, the maximum dividend rate ranges from 110% to 250%, depending on quality, of the 60-day "AA" Composite Commercial Paper Rate and the minimum dividend rate is 56% of that same rate. In this type of auction, bids are made by broker-dealers, either as agent for their customers or for their own account, for a certain amount of shares at a specified yield. The dividend rate set by the auction is the lowest rate that includes enough bids to cover all the shares being sold. This procedure is designed to enable auction rate preferred shares to be purchased and sold at their par value.

The shares generally are redeemable at par value plus accrued dividends at the option of the issuer if certain conditions are met regarding the dividend rate set by the auction.

Auction rate preferred shares may be purchased or sold by the Fund pursuant to a bid or a sell order placed in an auction. If there are insufficient bids to cover all sell orders at any auction, then the sellers, which may include the Fund, may only be able to sell a portion or none of the shares submitted for sale. To date, most, but not all, auctions have included sufficient bids to accommodate all shares submitted for sale. If a future auction at which the Fund has submitted shares for sale fails to contain sufficient bids, the Fund's investment manager believes that the Fund would be able to sell its shares in the marketplace.

The Fund may at any time sell its auction rate preferred stock to another purchaser outside of the auction process at a price which will reflect the share's par value plus a mutually agreed upon yield factor. Such purchaser must have signed a Purchaser's Letter to the designated depository stating that: (a) the Purchaser understands the terms of the auction and agrees to participate under such terms; (b) the Purchaser will sell, transfer, or dispose of the shares of the auction rate preferred stock only pursuant to the terms regarding the issue; and (c) the ownership of the shares will be maintained in book-entry form pursuant to the provisions in the issuer's prospectus.

While all current issues of auction rate preferred stocks are rated by the major rating services, the Fund may invest in any auction rate preferred stock regardless of its rating or future non-rating. The Fund's investment manager will, however, consider the rating or non-rating as one of the factors in selecting issues for the Fund's portfolio. Generally, the Fund will only invest in auction rate preferred stocks of issuers whose long-term debt securities are either rated in one of the four highest rating categories of Moody's or S&P or, if unrated, are of comparable quality as determined by the Fund's investment manager. Please see the Appendix for a discussion of these ratings.

Rising Dividends Fund

Foreign Securities. As noted in its Prospectus, the Fund may invest in foreign securities, generally by purchasing sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"). The Fund may also purchase the securities of foreign issuers directly in foreign markets so long as in Advisory Services' judgment, an established public trading market exists.

Securities which are acquired by the Fund outside of the U.S. and which are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered by the Fund to be illiquid assets if (a) the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market or (b) current market quotations are readily available. The Fund will not acquire the securities of foreign issuers outside of the U.S. under circumstances where, at the time of acquisition, the Fund has reason to believe that it could not resell the securities in a public trading market. Investors should recognize that foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Notwithstanding the fact that the Fund intends to acquire the securities of foreign issuers only where there are public trading markets, investments by the Fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the Fund's portfolio and the Fund's ability to meet a large number of shareholders' redemption requests should there be economic or political turmoil in a country in which the Fund has its assets invested or should relations between the U.S. and a foreign country deteriorate markedly. See "What are the Fund's Potential Risks."

Additional Information Relevant to All Funds

Loans of Portfolio Securities. Consistent with procedures approved by the Board and subject to the following conditions, the Fund may lend its portfolio securities to qualified Securities Dealers or other institutional investors, provided that such loans do not exceed 30% of the value of the Fund's total assets at the time of the most recent loan. The Fund currently intends to limit its lending of securities to no more than 5% of its total assets. The borrower must deposit with the Fund's custodian bank collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 100%. This collateral shall consist of cash, securities issued by the U.S. government, its agencies or instrumentalities, or irrevocable letters of credit. The lending of securities is a common practice in the securities industry. The Fund may engage in security loan arrangements with the primary objective of increasing the Fund's income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of the Fund or the borrower at any time, including when necessary to enable the Fund to be the record owner for each dividend paid by the issuer thereof. The Fund would not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

What are the Fund's Potential Risks?

High Yield Securities - Investment Grade Fund. Because of the Fund's policy of investing in higher yielding, higher risk securities, an investment in the Fund is accompanied by a higher degree of risk than is present with an investment in higher rated, lower yielding securities. Accordingly, an investment in the Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals. If you are on a fixed income or retired, you should also consider the increased risk of loss to principal that is present with an investment in higher risk securities such as those in which the Fund invests.

The market value of lower rated, fixed-income securities and unrated securities of comparable quality, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower rated securities also tend to be more sensitive to economic conditions than higher rated securities. These lower rated fixed-income securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. Even securities rated triple B by S&P or Moody's, ratings which are considered investment grade, possess some speculative characteristics.

Issuers of high yielding, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of these issuers is generally greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yielding securities may experience financial stress. During these periods, these issuers may not have sufficient cash flow to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because the securities are generally unsecured and are often subordinated to other creditors of the issuer. Current prices for defaulted bonds are generally significantly lower than their purchase price, and the Fund may have unrealized losses on defaulted securities that are reflected in the price of the Fund's shares. In general, securities that default lose much of their value in the time period before the actual default so that the Fund's net assets are impacted prior to the default. The Fund may retain an issue that has defaulted because the issue may present an opportunity for subsequent price recovery.

High yielding, fixed-income securities frequently have call or buy-back features that permit an issuer to call or repurchase the securities from the Fund. Although these securities are typically not callable for a period from three to five years after their issuance, if a call were exercised by the issuer during periods of declining interest rates, Advisory Services may find it necessary to replace the securities with lower yielding securities, which could result in less net investment income to the Fund. The premature disposition of a high yielding security due to a call or buy-back feature, the deterioration of the issuer's creditworthiness, or a default may also make it more difficult for the Fund to manage the timing of its receipt of income, which may have tax implications. The Fund may be required under the Code and U.S. Treasury regulations to accrue income for income tax purposes on defaulted obligations and to distribute the income to the Fund's shareholders even though the Fund is not currently receiving interest or principal payments on these obligations. In order to generate cash to satisfy any or all of these distribution requirements, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

The Fund may have difficulty disposing of certain high yielding securities because there may be a thin trading market for a particular security at any given time. The market for lower rated, fixed-income securities generally tends to be concentrated among a smaller number of dealers than is the case for securities that trade in a broader secondary retail market. Generally, buyers of these securities are predominantly dealers and other institutional buyers, rather than individuals. To the extent the secondary trading market for a particular high yielding, fixed-income security does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced liquidity in the secondary market may have an adverse impact on market price and the Fund's ability to dispose of particular issues, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Current values for these high yield issues are obtained from pricing services and/or a limited number of dealers and may be based upon factors other than actual sales. (See "How are Fund Shares Valued?".)

The Fund is authorized to acquire high yielding, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, which entails special responsibilities and liabilities. The Fund may incur special costs in disposing of restricted securities; however, the Fund will generally incur no costs when the issuer is responsible for registering the securities.

The Fund may acquire high yielding, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. Advisory Services will carefully review their credit and other characteristics. The Fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth prior to 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yielding securities and adversely affected the value of outstanding securities and the ability of issuers of such securities to meet their obligations. Although the economy has improved considerably and high yielding securities have performed more consistently since that time, there is no assurance that the adverse effects previously experienced will not reoccur. For example, the highly publicized defaults of some high yield issuers during 1989 and 1990 and concerns regarding a sluggish economy that continued into 1993, depressed the prices for many of these securities. While market prices may be temporarily depressed due to these factors, the ultimate price of any security will generally reflect the true operating results of the issuer. Factors adversely impacting the market value of high yielding securities will adversely impact the Fund's Net Asset Value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The Fund will rely on Advisory Services' judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, Advisory Services will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

Foreign Securities. The Investment Grade Fund's investment in debt securities of foreign governments presents special risks and considerations not typically associated with investments in securities issued by the U.S. government. Such risks include: reductions of income as a result of foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of information about foreign governments; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to the U.S. government; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulty in commencing lawsuits; higher brokerage commission rates than in the U.S.; increased risk of delays in settlement of portfolio transactions or loss of certificates for portfolio securities because of the lesser speed and reliability of mail service; possibilities of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies.

The Rising Dividends Fund's investment in securities of foreign issuers involve significant risks, including possible losses that are not typically associated with investments in securities of U.S. issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Changes in government administrations and economic or monetary policies in the U.S. or abroad, changes in circumstances surrounding dealings between nations, and changes in currency convertibility or exchange rates could also result in investment losses for this Fund. Other risks include the possibility that public information may not be as readily available for a foreign company as it is for a U.S.-domiciled company, that foreign companies are generally not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies, and that there is usually less government regulation of securities exchanges, brokers and listed companies. Confiscatory taxation or diplomatic developments could also affect these investments.

Investments in foreign securities where delivery takes place outside the U.S. will be made in compliance with applicable U.S. and foreign currency restrictions and other laws limiting the amount and type of foreign investments.

Options. One of the principal risks associated with the Investment Grade Fund's options activities is the risk that a liquid secondary market on an options exchange may not exist for any particular option at any particular time, and for some options no secondary market may exist on an exchange or elsewhere. If this Fund is unable to effect a closing purchase transaction with respect to covered options it has written, it will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if this Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. The Investment Grade Fund expects to purchase and write only exchange traded options until such time as Advisory Services determines that the over-the-counter market in options is sufficiently developed and appropriate disclosure is furnished to prospective and existing shareholders. Transactions in options are generally considered "derivative securities."

Options on futures contracts. In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures contracts. The principal risk, as stated in the Investment Grade Fund's Prospectus and discussed above in connection with options on securities, is the possibility that no liquid market for the option will exist to permit this Fund to establish and close out its positions. Transactions in options on futures are generally considered "derivative securities."

Investment Restrictions

The Fund has adopted the following restrictions as fundamental policies (unless otherwise noted). These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less. The Fund may not:

 1. Invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities), if immediately after and as a result of such investment (a) more than 5% of the total assets of the Fund would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund.

 2. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) through the lending of its portfolio securities as described above and in its Prospectus, or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

 3. (a) Borrow money, except temporarily for extraordinary or emergency purposes from a bank and then not in excess of 15% of its total assets (at the lower of cost or fair market value) or (b) mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings, and no additional investments may be made while any such borrowings are in excess of 5% of total assets.

 4. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude a Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

 5. Buy or sell interests in oil, gas or mineral exploration or development programs, or real estate. (Does not preclude investments in marketable securities of companies engaged in such activities.)

 6. Purchase or hold securities of any issuer if, at the time of purchase or thereafter, any of the trustees or officers of the Trust or Advisory Services owns beneficially more than one-half of 1%, and all such trustees or officers holding more than one-half of 1% together own beneficially more than 5% of the issuer's securities.

 7. Invest more than 5% of the value of its total assets in securities of any issuer which has not had a record, together with predecessors, of at least three years of continuous operation. (This is an operating policy which may be changed without shareholder approval.)

 8. Purchase or sell commodities or commodity contracts or invest in put, call, straddle or spread options. (Does not preclude bona fide hedging transactions by the Investment Grade Fund, including the purchase or sale of options and options on futures contracts.)

 9. With respect to the Investment Grade Fund and Corporate Qualified Fund, invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets. With respect to the Rising Dividends Fund, it may invest up to 10% of its assets in the securities of other investment companies, subject to the limitations of the 1940 Act, or more as they may be acquired pursuant to a merger, consolidation or acquisition of assets. (This is an operating policy which may be changed without shareholder approval.)

10. Invest more than 10% of its assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable, and repurchase agreements with more than seven days to maturity.

11. Invest in any issuer for purposes of exercising control or management.

12. Invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.)

13. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit any Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into repurchase transactions. (This is an operating policy which may be changed without shareholder approval.)

Other Policies. Pursuant to an undertaking given to the Texas State Securities Board, each Fund may not invest in excess of 5% of the value of a Fund's net assets in warrants. No more than 2% of the value of a Fund's net assets may be invested in warrants (valued at the lower of cost or market) which are not listed on the New York or American Stock Exchanges. Warrants acquired by a Fund in units or attached to securities will be deemed to be without value.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

Officers and Trustees

The Board has the responsibility for the overall management of the Trust, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Trust, as defined in the 1940 Act, are indicated by an asterisk (*).

                         Positions and Offices    Principal Occupation
 Name, Age and Address   with the Trust           During the Past Five Years

 Frank T. Crohn (72)          Trustee
 7251 West Palmetto Park Road
 Boca Raton, FL 33433

Chairman and Chief Executive Officer, Financial Benefit Life Insurance Company and Financial Benefit Group, Inc.; Director, Unity Mutual Life Insurance Company; and trustee of three of the investment companies in the Franklin Group of Funds.


*William J. Lippman (71) President
 One Parker Plaza        and Trustee
 Fort Lee, NJ 07024

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., Franklin Templeton Distributors, Inc. and Franklin Management, Inc.; President and Director, Franklin Advisory Services, Inc.; officer and/or director or trustee of seven of the investment companies in the Franklin Group of Funds.


 Charles Rubens II (66)       Trustee
 18 Park Road
 Scarsdale, NY 10583

Private Investor; and trustee of three of the investment companies in the Franklin Group of Funds.


 Leonard Rubin (71)           Trustee
 2 Executive Drive
 Suite 560
 Fort Lee, New Jersey 07024

President, F.N.C. Textiles, Inc.; Vice President, Trimtex Co. Inc.; and trustee of four of the investment companies in the Franklin Group of Funds.


 Harmon E. Burns (51)         Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 60 of the investment companies in the Franklin Templeton Group of Funds.


 Kenneth V. Domingues (64)    Vice President -
 777 Mariners Island Blvd.    Financial
 San Mateo, CA 94404          Reporting and
                              Accounting
                              Standards

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.


 Martin L. Flanagan (36)      Vice President
 777 Mariners Island Blvd.    and Chief
 San Mateo, CA 94404          Financial Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; Treasurer, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer, director and/or trustee of 60 of the investment companies in the Franklin Templeton Group of Funds.


 Deborah R. Gatzek (48)       Vice President
 777 Mariners Island Blvd.    and Secretary
 San Mateo, CA 94404

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc.; and officer of 60 of the investment companies in the Franklin Templeton Group of Funds.


 Rupert H. Johnson, Jr. (56)  Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 60 of the investment companies in the Franklin Templeton Group of Funds.


 Diomedes Loo-Tam (57)        Treasurer and
 777 Mariners Island Blvd.    Principal
 San Mateo, CA 94404          Accounting
                              Officer

Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.


 Edward V. McVey (59)         Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Group of Funds.


 R. Martin Wiskemann (70)        Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President, Treasurer and Director, and ILA Financial Services, Inc.; and officer and/or director, as the case may be, of 21 of the investment companies in the Franklin Group of Funds.

The table above shows the officers and Board members who are affiliated with Distributors and Advisory Services. Nonaffiliated members of the Board are currently paid $1,800 per quarter plus $900 per meeting attended. As shown above, some of the nonaffiliated Board members also serve as directors, trustees or managing general partners of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by the Trust and by other funds in the Franklin Templeton Group of Funds.

                                                               Number of
                                           Total Fees         Boards in the
                            Total Fees   Received from the  Franklin Templeton
                             Received    Franklin Templeton  Group of Funds on
Name                      from the Trust* Group of Funds**  Which Each Serves***

Frank T. Crohn................  $11,700     $18,600              3
Charles Rubens, II ...........   11,700      20,100              3
Leonard Rubin ................   11,700      24,600              4

*For the fiscal year ended September 30, 1996.

**For the calendar year ended December 31, 1996.

***We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, with approximately 171 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of January 3, 1997, the officers and Board members, as a group, owned of record and beneficially approximately 12,329 Class I shares, or less than 1% of the total outstanding Class I shares of the Rising Dividends Fund. The officers and Board members did not own any Class II shares of the Rising Dividends Fund or any shares of the Investment Grade and Corporate Qualified Funds. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds.

Investment Management
and Other Services

Investment Manager and Services Provided. Effective July 1, 1996, the Board approved new investment management agreements on behalf of the Fund with Advisory Services, One Parker Plaza, Sixteenth Floor, Fort Lee, New Jersey, 07013. Advisory Services, a registered investment advisor, is a wholly owned subsidiary of Resources, the parent company of Advisers, the Fund's previous investment manager. Under the terms and conditions of the new investment management agreements, which remain the same as the previous agreements, Advisory Services provides investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. Advisory Services' activities are subject to the review and supervision of the Board to whom Advisory Services renders periodic reports of the Fund's investment activities. Advisory Services is covered by fidelity insurance on its officers, directors and employees for the protection of the Fund.

Advisory Services and its affiliates act as investment manager to numerous other investment companies and accounts. Advisory Services may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Advisory Services on behalf of the Fund. Similarly, with respect to the Fund, Advisory Services is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Advisory Services and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Advisory Services is not obligated to refrain from investing in securities held by the Fund or other funds that it manages. Of course, any transactions for the accounts of Advisory Services and other access persons will be made in compliance with the Fund's Code of Ethics. Please see "Miscellaneous Information
- Summary of Code of Ethics."

Management Fees. Pursuant to their respective management agreements, the Corporate Qualified Fund and the Investment Grade Fund each pay Advisory Services a monthly fee computed at the annual rate of 0.50% of average daily net assets of each Fund on the first $500 million of net assets, 0.45% on the next $500 million and 0.40% on net assets in excess of $1 billion. Pursuant to its management agreement, the Rising Dividends Fund pays Advisory Services a monthly fee computed at the annual rate of 0.75% of average daily net assets of the Fund on the first $500 million of net assets, 0.625% on the next $500 million and 0.50% on net assets in excess of $1 billion. The management agreements also provide for the payment of $40,000 per year by each Fund to Advisory Services for the provision of certain accounting, bookkeeping and recordkeeping functions for each Fund. Each class of the Rising Dividends Fund will pay its share of the fees as determined by the proportion of the Fund that it represents.

Management fees paid by the Funds for the past three fiscal years were as follows:

            Fiscal Year September 30

Fund          1994      1995      1996
Corporate
 Qualified
 Fund..... $ 164,449 $ 141,798  $ 136,800
Rising
 Dividends
 Fund.....2,279,672  1,866,215  2,052,026
Investment
 Grade
 Fund.....  155,866    144,062    144,011

Management Agreement. The management agreements are in effect until March 31, 1997. They may continue in effect for successive annual periods if their continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, or by Advisory Services on 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Administrative Services. Under an agreement with Advisory Services, FT Services provides certain administrative services and facilities for the Fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, Advisory Services pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. The fee is paid by Advisory Services. It is not a separate expense of the Fund.

Shareholder Servicing Agent. Investor Services, a wholly owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

Custodians. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York, 10286, acts as custodian of the securities and other assets of the Fund. Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian for cash received in connection with the purchase of Fund shares. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

Auditors. Tait, Weller & Baker, Two Penn Center Plaza, Suite 700, Philadelphia, Pennsylvania 19102, are the Fund's independent auditors. During the fiscal year ended September 30, 1996, their auditing services consisted of rendering an opinion on the financial statements of the Trust included in the Trust's Annual Report to Shareholders for the fiscal year ended September 30, 1996.

How does the Fund Buy Securities for its Portfolio?

The selection of brokers and dealers to execute transactions in the Fund's portfolio is made by Advisory Services in accordance with criteria set forth in the management agreement and any directions that the Board may give.

When placing a portfolio transaction, Advisory Services seeks to obtain prompt execution of orders at the most favorable net price. When portfolio transactions are done on a securities exchange, the amount of commission paid by the Fund is negotiated between Advisory Services and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. Advisory Services will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of Advisory Services, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The amount of commission is not the only factor Advisory Services considers in the selection of a broker to execute a trade. If Advisory Services believes it is in the Fund's best interest, Advisory Services may place portfolio transactions with brokers who provide the types of services described below, even if it means the Fund will pay a higher commission than if no weight were given to the broker's furnishing of these services. This will be done only if, in the opinion of Advisory Services, the amount of any additional commission is reasonable in relation to the value of the services. Higher commissions will be paid only when the brokerage and research services received are bona fide and produce a direct benefit to the Fund or assist Advisory Services in carrying out its responsibilities to the Fund, or when it is otherwise in the best interest of the Fund to do so, whether or not such services may also be useful to Advisory Services in advising other clients.

When Advisory Services believes several brokers are equally able to provide the best net price and execution, it may decide to execute transactions through brokers who provide quotations and other services to the Fund, in an amount of total brokerage as may reasonably be required in light of these services. Specifically, these services may include providing the quotations necessary to determine the Fund's Net Asset Value, as well as research, statistical and other data.

Since most purchases by the Investment Grade Fund are principal transactions at net prices, the Investment Grade Fund incurs little or no brokerage costs. The Investment Grade Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The Investment Grade Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services received by Advisory Services from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisory Services to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, Advisory Services and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, consistent with internal policies, the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisory Services will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by Advisory Services are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Advisory Services, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

During the past three fiscal years, brokerage commissions paid by the Funds were as follows:

            Fiscal Year September 30

Fund            1994      1995     1996

Corporate
 Qualified
 Fund......  $   498   $   204  $  3,792
Rising
 Dividends
 Fund......  219,703   140,209   235,013
Investment
 Grade
 Fund......        0         0         0

As of September 30, 1996, the Funds did not own any securities issued by their regular broker-dealers.

How Do I Buy, Sell and Exchange Shares?

Additional Information on Buying Shares

The Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

Securities laws of states where the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? - Quantity Discounts" in the Prospectuses of the Investment Grade and Corporate Qualified Funds and under "How Do I Buy Shares? - Purchase Price of Fund Shares" in the Prospectus of Rising Dividends Fund.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund, we may impose a $10 charge against your account for each returned item.

Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Class I shares of the Fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges:

Rising Dividends Fund and
Corporate Qualified Fund:
                                  Sales
Size of Purchase - U.S. dollars  Charge
Under $30,000...................   3.0%
$30,000 but less than $50,000...   2.5%
$50,000 but less than $100,000..   2.0%
$100,000 but less than $200,000.   1.5%
$200,000 but less than $400,000.   1.0%
$400,000 or more................   0%

Investment Grade Fund:
                                  Sales
Size of Purchase - U.S. dollars  Charge
Under $30,000...................   3%
$30,000 but less than $100,000..   2%
$100,000 but less than $400,000.   1%
$400,000 or more................   0%

Other Payments to Securities Dealers - Class I of the Investment Grade Fund and the Rising Dividends Fund Only. Either Distributors or one of its affiliates may pay, out of its own resources, 0.25% of the purchase price to Securities Dealers who initiate and are responsible for purchases of the investment Grade Fund and Rising Dividends Fund - Class I by trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of its assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust department or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of the Investment Grade Fund and Rising Dividends Fund - Class I by certain retirement plans pursuant to a sales charge waiver, as discussed in the Funds' Prospectuses: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the Securities Dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the Securities Dealer.

These breakpoints are reset every 12 months for purposes of additional purchases.

Letter of Intent. You may qualify for a reduced sales charge when you buy Class I shares, as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the Fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds, including Class II shares, acquired more than 90 days before the Letter is filed, will be counted towards completion of the Letter but will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to certain retirement plans. If you execute a Letter before a change in the sales charge structure of the Fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the Fund registered in your name until you fulfill the Letter. This policy of reserving shares does not apply to certain retirement plans. If total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If total purchases, less redemptions, exceed the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter is executed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

Reinvestment Date. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

Additional Information on Exchanging Shares

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment objectives exist immediately. This money will then be withdrawn from the short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

Additional Information on Selling Shares

Systematic Withdrawal Plan. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day for Class I shares and on the prior business day for Class II shares. If the processing dates are different, the date of the Net Asset Value used to redeem the shares will also be different for Class I and Class II shares.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

Through Your Securities Dealer. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

Redemptions in Kind. The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

General Information

If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

If mail is returned as undeliverable or we are unable to locate you or verify your current mailing address, we may deduct the costs of our efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

Special Services. The Franklin Templeton Institutional Services Department provides specialized services, including recordkeeping, for institutional investors. The cost of these services is not borne by the Fund.

Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain shareholder servicing agents may be authorized to accept your transaction request.

How are Fund Shares Valued?

We calculate the Net Asset Value per share of each class as of the scheduled close of the NYSE, generally 1:00 p.m. Pacific time, each day that the NYSE is open for trading. As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Advisory Services.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and ask prices is used. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the Board.

Auction rate preferred stocks held by the Corporate Qualified Fund are valued based upon quotations readily available in the marketplace, but if there are no such readily available quotations with respect to a given security, such security is valued based upon the market value of comparable securities, if any, traded in the market place. As a practical matter, the value of auction rate preferred stock in the secondary market has a consistent history, to date, of trading at its par value plus an accrual of the dividend income to be received on the issuer's next dividend payment date plus or minus some adjustment for possible changes in interest rates or as a commission. Accordingly, when market values based upon readily available market quotations are not determinable for such securities held by the Fund, or for comparable securities, then such securities may be valued at their par value plus an accrual of the dividends to be received on the next dividend payment date. Advisory Services, on behalf of the Board, may also assign a fair value different from par value (plus an accrual of dividend income due) to any auction rate preferred stock for which a market quotation is not readily available if Advisory Services believes the value of such security has been materially affected by changes in the issuer's creditworthiness or in the market place for trades in such security. The Board continually reviews this procedure and makes such changes as it feels are needed to enable the Fund to best reflect the daily fair value of its portfolio securities.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the NYSE that will not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

Additional Information on
Distributions and Taxes

Distributions

You may receive two types of distributions from the Fund:

1. Income dividends. The Fund receives income generally in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any capital loss carryforward or post October loss deferral) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed capital gains from the prior fiscal year. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.

Taxes

As stated in the Prospectus, the Fund has elected and qualified to be treated as a regulated investment company under Subchapter M of the Code. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of the Fund's available earnings and profits.

Subject to the limitations discussed below, all or a portion of the income distributions paid by a Fund may be treated by corporate shareholders as qualifying dividends for purposes of the dividends-received deduction under federal income tax law. If the aggregate qualifying dividends received by a Fund (generally, dividends from U.S. domestic corporations, the stock in which is not debt-financed by the Fund and is held for at least a minimum holding period) is less than 100% of its distributable income, then the amount of the Fund's dividends paid to corporate shareholders which may be designated as eligible for such deduction will not exceed the aggregate qualifying dividends received by the Fund for the taxable year. The amount or percentage of income qualifying for the corporate dividends-received deduction will be provided by the Fund annually in the Fund's fiscal year end Annual Report.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the twelve month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if paid by the Fund and received by you on December 31 of the calendar year in which they are declared. The Fund intends as a matter of policy to declare such dividends, if any, in December and to pay these dividends in December or January to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. For most shareholders, gain or loss will be recognized in an amount equal to the difference between the shareholder's basis in the shares and the amount received, subject to the rules described below. If such shares are a capital asset in the hands of the shareholder, gain or loss will be capital gain or loss and will be long-term for federal income tax purposes if the shares have been held for more than one year.

All or a portion of the sales charge incurred in purchasing shares of the Fund will not be included in the federal tax basis of such shares sold or exchanged within ninety (90) days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in the Fund or in another fund in the Franklin Templeton Funds and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. You should consult with your tax advisor concerning the tax rules applicable to the redemption or exchange of Fund shares.

All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent other shares of the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after such redemption. Any loss disallowed under these rules will be added to the tax basis of the shares purchased.

The Investment Grade Income Fund's investment in options and futures contracts are subject to many complex and special tax rules. For example, the Fund's treatment of options on futures contracts, regulated futures contracts, and certain foreign currency forward contracts and options thereon is generally governed by Section 1256 of the Code.

Absent a tax election to the contrary, each such Section 1256 position held by the Investment Grade Income Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with mark-to-market positions at fiscal year end (except certain foreign currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the Fund. The acceleration of income on Section 1256 positions may require the Fund to recognize taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect both the amount, character and timing of income distributed to you by the Fund.

When the Investment Grade Income Fund holds an option or futures contract which substantially diminishes the Fund's risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

As a regulated investment company, the Fund is also subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months ("short-short income"). This requirement may limit the Fund's ability to engage in options, straddles, hedging transactions and forward or futures contracts because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities, reduce the holding periods of certain securities within the Fund, resulting in additional short-short income for the Fund.

The Investment Grade Income Fund will monitor its transactions in such options, futures and forward contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Fund as a regulated investment company under Subchapter M of the Code.

Foreign exchange gains and losses realized by the Investment Grade Income Fund in connection with certain transactions involving foreign currencies, foreign currency payables or receivables, foreign currency-denominated debt securities, foreign currency forward contracts, and options or futures contracts on foreign currencies are subject to special tax rules which may cause such gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of the Fund's income or loss from such transactions and in turn its distributions to you.

In order for the Fund to qualify as a regulated investment company, at least 90% of the Fund's annual gross income must consist of dividends, interest and certain other types of qualifying income, and no more than 30% of its annual gross income may be derived from the sale or other disposition of securities or certain other instruments held for less than 3 months. Foreign exchange gains, derived by the Fund with respect to the Fund's business of investing in stock or securities, or options or futures with respect to such stock or securities, constitutes qualifying income for purposes of the 90% limitation.

Currency speculation or the use of currency forward contracts or other currency instruments for non-hedging purposes may generate gains deemed to be not directly related to the Fund's principal business of investing in stock or securities and related options or futures. Under current law, non-directly-related gains arising from foreign currency positions or instruments held for less than 3 months are treated as derived from the disposition of securities held less than 3 months in determining the Fund's compliance with the 30% limitation. The Fund will limit its activities involving foreign exchange gains to the extent necessary to comply with these requirements.

Foreign securities which meet the definition in the Code of a Passive Foreign Investment Company ("PFIC") may subject a Fund to an income tax and interest charge with respect to such investments. To the extent possible, a Fund will avoid such treatment by not investing in PFIC securities or by adopting other tax strategies for any PFIC securities it does purchase.

If a Fund owns shares in a foreign corporation that constitutes a PFIC for federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its U.S. shareholders. A Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any federal income tax paid by a Fund as a result of its ownership of shares in a PFIC will not give rise to a deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (i) it derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted basis, if elected) of the assets held by the corporation produce "passive income."

On April 1, 1992, proposed U.S. Treasury regulations were issued regarding a special mark-to-market election for regulated investment companies. Under these regulations, the annual mark-to-market gain, if any, on shares of stock held by a Fund in a PFIC would be treated as an excess distribution received by the Fund in the current year, eliminating the deferral and the related interest charge. Such excess distribution amounts are treated as ordinary income, which a Fund will be required to distribute to shareholders even though the Fund has not received any cash to satisfy this distribution requirement. These regulations would be effective for taxable years ending after promulgation of the proposed regulations as final regulations.

The Investment Grade Income Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. Because the Fund has invested and intends in the future to invest 50% or less of its total assets in securities of foreign corporations, it is not entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by the Fund. These taxes will be taken as a deduction by the Fund.

The Fund's Underwriter

Pursuant to underwriting agreements, Distributors acts as principal underwriter in a continuous public offering for each class of the Fund's shares. The underwriting agreements will continue in effect for successive annual periods if their continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 60 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Until April 30, 1994, income dividends for Class I shares were reinvested at the Offering Price and Distributors allowed 50% of the entire commission to the Securities Dealer of record, if any, on an account. After April 30, 1994, the Corporate Qualified Fund was the only series of the Trust which continued to do so. Starting with any income dividends paid by the Rising Dividends Fund and the Investment Grade Fund after April 30, 1994, this reinvestment is at Net Asset Value.

In connection with the offering of the Fund's shares, aggregate underwriting commissions for the past three fiscal years were:

                                                  Amount     Amount Retained
                                                 Retained     in Connection
                                               After Payment with Redemptions
                                 Underwriting  to Securities  or Repurchases
Fund                              Commissions    Dealers        of Shares

Fiscal Year September 30

Corporate Qualified Fund
1994............................  $ 123,950       $    0         $  0
1995............................    112,146          299            0
1996............................    103,786          454            0

Rising Dividends Fund
1994............................  1,072,849       14,686            0
1995............................    398,797       43,504            0
1996............................    502,383       53,786          758

Investment Grade Fund
1994............................    149,801        1,572            0
1995............................     75,773        4,992            0
1996............................    125,138        8,042            0

Distributors may be entitled to reimbursement under the Rule 12b-1 plan for each class, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

The Rule 12b-1 Plans

Each class has adopted a distribution plan or "Rule 12b-1 plan" pursuant to Rule 12b-1 of the 1940 Act.

The Class I Plan. Under the Class I plan, each Fund may pay up to a maximum of 0.25% per year of Class I's average daily net assets, payable monthly, for expenses incurred in the promotion and distribution of Class I shares. In addition, the Rising Dividends Fund's Class I plan provides that up to an additional 0.25% may be paid to Distributors or others as a service fee to reimburse such service providers for personal services provided to shareholders of the Fund and/or the maintenance of shareholder accounts.

The Class I plan does not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years.

The Class II Plan. Under the Class II plan for the Rising Dividends Fund, the Fund pays Distributors up to 0.75% per year of Class II's average daily net assets, payable quarterly, for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them without reimbursement by the Fund.

Under the Class II plan, the Rising Dividends Fund also pays an additional 0.25% per year of Class II's average daily net assets, payable quarterly, as a servicing fee.

The Class I and Class II Plans. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, Advisory Services or Distributors or other parties on behalf of the Fund, Advisory Services or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of shares of each class within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the NASD.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the Fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with Advisory Services or by vote of a majority of the outstanding shares of the class. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.

For the fiscal year ended September 30, 1996, Distributors had eligible expenditures for advertising, printing, and payments to underwriters and broker-dealers pursuant to the plans, of which each Fund paid Distributors as follows:

                    Eligible    Paid to
                  Expenditures Distributors

Corporate Qualified
 Fund.............  $ 78,348  $  58,566
Investment Grade
 Income Fund......    64,772     54,904
Rising Dividends
 Fund, Class I.... 1,447,980  1,221,554
Rising Dividends
 Fund, Class II...    35,372     19,862

How does the Fund Measure Performance?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance for each class follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Total Return

Average Annual Total Return. Average annual total return is determined by finding the average annual rates of return over one-, five- and ten-year periods, or fractional portion thereof, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

When considering the average annual total return quotations, you should keep in mind that the maximum front-end sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total return for each class for the one-, five- and ten-year periods ended September 30, 1996, were as follows:

                  One-   Five-   From
Fund Name         Year   Year  Inception
Corporate
 Qualified Fund.. 2.39%  6.90%  5.91%+
Rising Dividends
 Fund, Class I...12.50%  8.14%  9.42%+
Rising Dividends
 Fund, Class II..15.03%   n/a  20.19%*
Investment Grade
 Income Fund.....-0.17%  5.45%  5.61%+

+inception date 1/14/87

*inception date 5/1/95

These figures were calculated according to the SEC formula:

P(1+T)n = ERV

where:

P =   a hypothetical initial payment of $1,000
T =   average annual total return
n =   number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods at the end of the one-, five- or ten-year periods (or fractional portion thereof)

Cumulative Total Return. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, will be based on the actual return for each class for a specified period rather than on the average return over one-, five- and ten-year periods, or fractional portion thereof. The cumulative total return for each class for the one-, five- and ten-year periods ended September 30, 1996, were as follows:

                    One-   Five-    From
Fund Name           Year   Year    Inception
Corporate
 Qualified Fund    2.39%   39.58%   74.69%+
Rising Dividends
 Fund, Class I.   12.50%   47.88%  139.68%+
Rising Dividends
 Fund, Class II   15.03     n/a     29.87%*
Investment Grade
 Income Fund...   -0.17%   30.38%   69.91%+

+inception date 1/14/87

*inception date 5/1/95

Yield

Current Yield. Current yield of each class shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share of each class earned during a 30-day base period by the applicable maximum Offering Price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yield for each class for the 30-day period ended September 30, 1996, were as follows:

Fund                            Amount

Corporate Qualified Fund........ 4.13%
Rising Dividends Fund, Class I.. 1.12%
Rising Dividends Fund, Class II. 0.64%
Investment Grade Fund........... 4.57%

These figures were obtained using the following SEC formula:

Yield = 2 [( a-b + 1 )6 - 1]
                   cd

where

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum Offering Price per share on the last day of the period

Taxable Equivalent Yield. The Corporate Qualified Fund may also quote an equivalent fully taxable yield which demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund which invests in instruments which qualify for the 70% corporate dividends-received deduction and assumes an effective maximum federal tax rate of 10.5% on dividend income received from the Fund. This tax rate is based on the maximum corporate tax rate of 35% for 1996. Such yield is computed by dividing a current net asset value by the amount of after-tax income received at the current yield (computed as described above and assuming 100% of the yield qualifies for the corporate dividends-received deduction) divided by one minus the applicable corporate tax rate. The equivalent fully taxable yield would not be an appropriate comparison for individuals. The taxable equivalent yield, computed as noted above, for the 30-day period ended on September 30, 1996 was 6.64%.

Current Distribution Rate

Current yield which is calculated according to a formula prescribed by the SEC is not indicative of the amounts which were or will be paid to shareholders of a class. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum Offering Price. The Corporate Qualified Fund may also quote an equivalent fully taxable distribution rate which demonstrates the taxable distribution rate equivalent to the Corporate Qualified Fund's current distribution rate (calculated as indicated above). The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains and is calculated over a different period of time. The current distribution rates for each class for the 30-day period ended September 30, 1996 were as follows:

Fund                            Amount

Corporate Qualified Fund........ 4.52%
Rising Dividends Fund, Class I.. 1.34%
Rising Dividends Fund, Class II. 0.88%
Investment Grade Fund........... 4.21%

Volatility

Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

Other Performance Quotations

The Fund may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.

Comparisons

To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials about the Fund may discuss certain measures of each class' performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

h) Financial publications: The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates historical measure of yield, price, and total return for common and small company stock, long- term government bonds, Treasury bills, and inflation.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League
Fact Book.

l) Historical data supplied by the research departments of First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

m) Standard & Poor's 100 Stock Index - an unmanaged index based on the prices of 100 blue- chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for options trading.

n) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk adjusted performance of a fund over specified time periods relative to other funds within its category.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare a class' performance to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

From time to time, advertisements or information for the Rising Dividends Fund may include a discussion of certain attributes of investing in a fund with its investment philosophy of investing in public companies that constantly raise their dividends and should, over time, also enjoy increases in the price of their stock.

Miscellaneous Information

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 48 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Mutual Series Fund Inc., known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $171 billion in assets under management for more than 4.8 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 121 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past eight years.

From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the outstanding shares of either class.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Fund's Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets if you are held personally liable for obligations of the Fund. The Declaration of Trust provides that the Fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk of you incurring financial loss on account of shareholder liability is limited to the unlikely circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

Summary of Code of Ethics. Employees of Resources or its subsidiaries who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after clearance; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and (iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

Financial Statements

The audited financial statements contained in the Annual Report to Shareholders of the Trust, for the fiscal year ended September 30, 1996, including the auditors' report, are incorporated herein by reference.

Useful Terms and Definitions

1940 ACT - Investment Company Act of 1940, as amended

ADVISERS - Franklin Advisers, Inc., the Fund's previous invesment manager

ADVISORY SERVICES - Franklin Advisory Services, Inc., the Fund's investment manager

BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit

CLASS I, CLASS II, ADVISOR CLASS AND CLASS Z - Certain funds in the Franklin Templeton Funds offer more than one class of shares, designated "Class I," "Class II," "Advisor Class" and "Class Z." The four classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Advisor Class and Class Z shares are purchased without a sales charge and do not have a Rule 12b-1 plan. The Rising Dividends Fund offers Class I and Class II shares, the Investment Grade Fund offers Class I and Advisor Class shares and Corporate Qualified Fund offers Class I shares.

CODE - Internal Revenue Code of 1986, as amended

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter

FRANKLIN FUNDS - The mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin Government Securities Trust

FRANKLIN TEMPLETON FUNDS - The Franklin Funds and the Templeton Funds

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the Fund's administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

MOODY'S - Moody's Investors Services, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.25% for the Investment Grade Fund Class I, 1.50% for the Corporate Qualified Dividend Fund, 4.50% for the Rising Dividends Fund Class I and 1.00% for the Rising Dividends Fund Class II. Investment Grade Fund Class Z shares have no front-end sales charge.

PROSPECTUS - The prospectus for the Fund dated February 1, 1997, as may be amended from time to time

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution which, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TEMPLETON FUNDS - The U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

U.S. - United States

WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly-owned subsidiaries of Resources.

APPENDIX
Description of Ratings

Corporate Bond Ratings

Moody's

AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated Baa are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.




                             Franklin Managed Trust
                                File Nos. 33-9994
                                    811-4894

                                    FORM N-1A
                                     PART C
                                Other Information

ITEM 24  FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial Statements incorporated herein by reference to the Registrant's Annual Report to Shareholders dated September 30, 1996 as filed with the SEC electronically on form type N-30D on December 10, 1996.

            (i)   Report of Certified Public Accountants dated October 25,
                  1996

            (ii) Statement of Investments in Securities and Net Assets - September 30, 1996.

            (iii) Statement of Assets and Liabilities - September 30, 1996.

            (iv)  Statement of Operations - for the year ended September 30,
                  1996.

            (v) Statement of Changes in Net Assets - for the year ended September 30, 1996 and 1995.

            (vi)  Notes to Financial Statements

   (b) The following exhibits, are incorporated by reference as noted, except for exhibits 10(i), 11(i), 27(i), 27(ii), 27(iii) and 27(iv) which are attached herewith.

          (1) copies of the charter as now in effect;

              (i) Amended and Restated Agreement and Declaration of Trust dated
                  October 30, 1986
                  Filing: Post-Effective Amendment No. 12 to Registration Statement of Registrant on Form N-1A
                  File No. 33-9994
                  Filing Date: April 24, 1995

              (ii)Certificate  of Amendment of Agreement and  Declaration  of
                  Trust dated June 28, 1988
                  Filing: Post-Effective Amendment No. 12 to Registration Statement of Registrant on Form N-1A
                  File No. 33-9994
                  Filing Date: April 24, 1995

             (iii)Certificate of Amendment of Agreement and Declaration of
                  Trust dated March 13, 1995
                  Filing: Post-Effective Amendment No. 12 to Registration Statement of Registrant on Form N-1A
                  File No. 33-9994
                  Filing Date: April 24, 1995

          (2) copies of the existing By-Laws or instruments corresponding thereto;

            (i)   By-Laws
                  Filing: Post-Effective Amendment No. 12 to Registration Statement of Registrant on Form N-1A
                  File No. 33-9994
                  Filing Date: April 24, 1995

      (3) copies of any voting trust agreement with respect to more than five percent of any class of equity securities of the Registrant;

            Not Applicable

      (4) specimens or copies of each security issued by the Registrant, including copies of all constituent instruments, defining the rights of the holders of such securities, and copies of each security being registered;

            Not Applicable

      (5) copies of all investment advisory contracts relating to the management of the assets of the Registrant;

            (i) Management Agreement between Franklin Rising Dividends Fund and Franklin Advisory Services, Inc., dated July 1, 1996
                  Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                  File No. 33-9994
                  Filing Date: November 25, 1996

            (ii) Management Agreement between Franklin Investment Grade Income Fund and Franklin Advisory Services, Inc., dated July 1, 1996.
                  Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                  File No. 33-9994
                  Filing Date: November 25, 1996

            (iii) Management Agreement between Franklin Corporate Qualified
                  Dividend Fund and Franklin Advisory Services, Inc., dated July 1, 1996.
                  Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                  File No. 33-9994
                  Filing Date: November 25, 1996

      (6) copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

            (i) Amended and Restated Distribution agreement between Franklin/Templeton Distributors, Inc., and Franklin Managed Trust dated April 23, 1995.
                  Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                  File No. 33-9994
                  Filing Date: November 25, 1996

            (ii) Forms of dealer agreements between Franklin/Templeton Distributors, Inc., and Securities Dealers:
                  Registrant: Franklin Tax-Free Trust
                  Filing: Post-Effective Amendment No. 22 to Registration on Form N-1A
                  File No. 2-94222
                  Filing Date: March 14, 1996

      (7) copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such; any such plan that is not set forth in a formal document, furnish a reasonably detailed description thereof;

            Not Applicable

      (8)   copies of all custodian agreements and depository contracts under
            Section 17(f) of the 1940 Act, with respect to securities and similar investments of the Registrant, including the schedule of remuneration;

            (i) Custodian Agreement between Registrant and Bank of America NT & SA dated June 12, 1991
                  Filing: Post-Effective Amendment No. 12 to Registration Statement of Registrant on Form N-1A
                  File No. 33-9994
                  Filing Date: April 24, 1995

            (ii)  Copy of Custodian Agreements between Registrant and Citibank
                  Delaware:
                  1. Citicash Management ACH Customer Agreement
                  2. Citibank Cash Management Services Master Agreement
                  3. Short Form Bank Agreement - Deposits and  Disbursements
                     of Funds are Incorporated by reference to:
                  Registrant: Franklin Asset Allocation Fund
                  Filing: Post-Effective Amendment No. 55 to Registration on Form N-1A
                  File No. 2-12647
                  Filing Date: May 17, 1996

            (iii) Master Custody Agreement between Registrant and Bank of New
                  York dated February 16, 1996
                  Registrant: Franklin New York Tax-Free Trust
                  Filing: Post-Effective Amendment No. 13 to Registration Statement on Form N-1A
                  File No. 33-7785
                  Filing Date: March 1, 1996

            (iv) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996
                  Registrant: Franklin New York Tax-Free Trust
                  Filing: Post-Effective Amendment No. 13 to Registration Statement on Form N-1A
                  File No. 33-7785
                  Filing Date: March 1, 1996

      (9) copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

            Not Applicable

      (10) an opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and nonassessable;

            (i)  Opinion and consent of counsel dated January 21, 1997

      (11) copies of any other opinions, appraisals or rulings and consents to the use thereof relied on in the preparation of this registration statement and required by Section 7 of the 1933 Act;

            (i)  Consent of Independent Accountants

      (12)  all financial statements omitted from Item 23;

            Not Applicable

      (13) copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, adviser, promoter or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

            (i)   Letter of Understanding dated April 12, 1995
                  Filing: Post-Effective Amendment No. 12 to Registration Statement of Registrant on Form N-1A
                  File No. 33-9994
                  Filing Date: April 24, 1995

      (14) copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities, any instructions thereto and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

            (i)   Copy of model retirement plan:
                  Registrant: Franklin High Income Trust
                  Filing: Post-Effective Amendment No. 26 to Registration Statement on Form N-1A
                  File No. 2-30203
                  Filing Date: August 1, 1989

      (15) copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan.

            (i) Amended and Restated Distribution Plan between Franklin Rising Dividends Fund and Franklin/Templeton Distributors, Inc., dated July 1, 1993
                  Filing: Post-Effective Amendment No. 12 to Registration Statement of Registrant on Form N-1A
                  File No. 33-9994
                  Filing Date: April 24, 1995

            (ii) Amended and Restated Distribution Plan between Franklin Investment Grade Income Fund and Franklin/Templeton Distributors, Inc., dated July 1, 1993
                  Filing: Post-Effective Amendment No. 12 to Registration Statement of Registrant on Form N-1A
                  File No. 33-9994
                  Filing Date: April 24, 1995

            (iii) Amended and Restated Distribution Plan between Franklin
                  Corporate Qualified Dividend Fund and Franklin/Templeton Distributors, Inc., dated July 1, 1993
                  Filing: Post-Effective Amendment No. 12 to Registration Statement of Registrant on Form N-1A
                  File No. 33-9994
                  Filing Date: April 24, 1995

            (iv) Class II Distribution Plan between Franklin Managed Trust on behalf of Franklin Rising Dividends Fund - Class II, and Franklin/Templeton Distributors, Inc., pursuant to Rule 12-b1 dated March 30, 1995
                  Filing: Post-Effective Amendment No. 13 to Registration Statement on Form N-1A
                  File No. 33-9994
                  Filing Date: November 30, 1995

      (16) schedule for computation of each performance quotation provided in the registration statement in response to Item 22 (which need not be audited).

            (i)   Schedule for computation of performance quotation
                  Registrant: Franklin Tax-Advantaged U.S. Government Securities Fund
                  Filing: Post-Effective Amendment No. 8 to Registration Statement of Registrant on Form N-1A
                  File No. 33-11963
                  Filing Dated: March 1, 1995

      (17) Power of Attorney

            (i)   Power of Attorney dated March 13, 1995
                  Filing: Post-Effective Amendment No. 12 to Registration Statement of Registrant on Form N-1A
                  File No. 33-9994
                  Filing Date: April 24, 1995

            (ii)  Certificate of Secretary dated March 13, 1995
                  Filing: Post-Effective Amendment No. 12 to Registration Statement of Registrant on Form N-1A
                  File No. 33-9994
                  Filing Date: April 24, 1995

      (18) Copies of any plan entered into by Registrant pursuant to Rule 18f-3 under the 1940 Act

            (i)   Multiple Class Plan dated June 12, 1996
                  Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                  File No. 33-9994
                  Filing Date: November 25, 1996

      (27)  Financial Data Schedule

            (i) Financial Data Schedule for Franklin Corporate Qualified Dividend Fund - Class I

            (ii)  Financial Data Schedule for Franklin Rising Dividends Fund
                  - Class I

            (iii) Financial Data Schedule for Franklin Rising Dividends Fund -
                  Class II

            (iv) Financial Data Schedule for Franklin Investment Grade Income Fund - Class I

ITEM 25  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      None

ITEM 26  NUMBER OF HOLDERS OF SECURITIES

      As of October 31, 1996 the number of record holders of the only class of securities of the Registrant was as follows:

                                                 Number of Record Holders
      TITLE OF CLASS                              CLASS I     CLASS II
Shares of Beneficial Interest
Franklin Corporate Qualified Dividend Fund           451          N/A
Franklin Rising Dividends Fund                    22,823          371
Franklin Investment Grade Income Fund              1,894          N/A

ITEM 27 INDEMNIFICATION

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. See also Section Article VI of the By-Laws of the Trust and Section 16 of the Distribution Agreement, previously filed.

ITEM 28  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The officers and directors of the Registrant's manager also serve as officers and/or directors for (1) the manager's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Group of Funds(R). In addition, Mr. Charles B. Johnson is a director of General Host Corporation. For additional information please see Part B and Schedules A and D of Form ADV of the Funds' Investment Manager (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of the Investment Manager and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 29  PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc., ("Distributors") also acts as principal underwriter of shares of:

Franklin Asset Allocation Fund
Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Custodian Funds, Inc.
Franklin Equity Fund
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Gold Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Money Fund
Franklin Mutual Series Fund Inc.
Franklin Municipal Securities Trust
Franklin New York Tax-Free Income Fund, Inc.
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Advantaged High Yield Securities Fund
Franklin Tax-Advantaged International Bond Fund
Franklin Tax-Advantaged U.S. Government Securities Fund
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Institutional Fiduciary Trust

Franklin Templeton Japan Fund
Templeton American Trust, Inc.
Templeton Capital Accumulator Fund, Inc.
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.
Templeton Variable Products Series Fund

      b) The information required by this Item 29 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

      c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

ITEM 30  LOCATION OF ACCOUNTS AND RECORDS

      The accounts, books or other documents required to be maintained by
Section 31 (a) of the Investment Company Act of 1940 are kept by the Fund or its shareholder services agent, Franklin/Templeton Investor Services, Inc., both of whose principal address is 777 Mariners Island Blvd., San , CA.
94404.

ITEM 31  MANAGEMENT SERVICES

      There are no management-related service contracts not discussed in Part A or Part B.

ITEM 32  UNDERTAKINGS

      The Registrant hereby undertakes to comply with the informat ion requirement in Item 5A of the Form N-1A by including the required information in the Fund's annual report and to furnish each person to whom a prospectus is delivered a copy of the annual report upon request and without charge.



                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 30th day of January, 1997.

                             FRANKLIN MANAGED TRUST
                                  (Registrant)

                               By: /S/ WILLIAM J. LIPPMAN *
                                       William J. Lippman,
                                       President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Amendment has been signed below by the following persons in the capacities and on the dates indicated:

WILLIAM J. LIPPMAN*                     Principal Executive Officer and Trustee
William J. Lippman                      Dated:  January 30, 1997

MARTIN L. FLANAGAN*                     Principal Financial Officer
Martin L. Flanagan                      Dated:  January 30, 1997

DIOMEDES LOO-TAM*                       Principal Accounting Officer
Diomedes Loo-Tam                        Dated:  January 30, 1997

FRANK T. CROHN*                         Trustee
Frank T. Crohn                          Dated:  January 30, 1997

CHARLES RUBENS, II*                     Trustee
Charles Rubens, II                      Dated:  January 30, 1997

LEONARD RUBIN*                          Trustee
Leonard Rubin                           Dated:  January 30, 1997


*by:
      /s/ Larry L. Greene, Attorney-in-Fact
      (Pursuant to Powers of Attorney previously filed)


                             FRANKLIN MANAGED TRUST
                             REGISTRATION STATEMENT
                                 EXHIBITS INDEX

EXHIBIT NO.        DESCRIPTION                                     LOCATION

EX-99.B1(i)        Amended and Restated Agreement and declaration   *
                   of trust dated October 30, 1986

EX-99.B1(ii)       Certificate of Amendment of Agreement and        *
                   Declaration of Trust dated June 28, 1988

EX-99.B1(iii)      Certificate of Amendment of Agreement and        *
                   Declaration of Trust dated March 13, 1995

EX-99.B2(i)        By-Laws                                          *

EX-99.B5(i)        Management Agreement between Franklin Rising     *
                   Dividends Fund and Franklin Advisory Services,
                   Inc., dated July 1, 1996

EX-99.B5(ii)       Management Agreement between Franklin            *
                   Investment Grade Income Fund and Franklin
                   Advisory Services, Inc., dated July 1, 1996

EX-99.B5(iii)      Management Agreement between Franklin Corporate  *
                   Qualified Dividend Fund and Franklin Advisory
                   Services, Inc., dated July 1, 1996

EX-99.B6(i)        Amended and Restated Distribution Agreement      *
                   between Franklin/Templeton Distributors, Inc., and Franklin Managed Trust dated April 23, 1995

EX-99.B6(ii)       Forms of Dealer Agreements between               *
                   Franklin/Templeton Distributors, Inc., and
                   Securities Dealers

EX-99.B8(i)        Custodian Agreement between Registrant and Bank  *
                   of America NT & SA dated June 12, 1991

EX-99.B8(ii)       Copy of Custodian Agreements between Registrant  *
                   and Citibank Delaware

EX-99.B8(iii)      Master Custody Agreement between Registrant and  *
                   Bank of New York dated February 16, 1996

EX-99.B8(iv)       Terminal Link Agreement between Registrant and   *
                   Bank of New York dated February 16, 1996

EX-99.B10(i)       Opinion and consent of counsel dated January     Attached
                   21, 1997

EX-99.B11(i)       Consent of Independent Certified Public          Attached
                   Accountants

EX-99.B13(i)       Letter of Understanding dated April 12, 1995     *

EX-99.B14(i)       Copy of model retirement plan                    *

EX-99.B15(i)       Amended and Restated Distribution Plan between   *
                   Franklin Rising Dividends Fund and
                   Franklin/Templeton Distributors, Inc., dated
                   July 1, 1993

EX-99.B15(ii)      Amended and Restated Distribution Plan between   *
                   Franklin Investment Grade Income Fund and
                   Franklin/Templeton Distributors, Inc., dated
                   July 1, 1993

EX-99.B15(iii)     Amended and Restated Distribution Plan between   *
                   Franklin Corporate Qualified Dividend Fund and
                   Franklin/Templeton Distributors, Inc., dated
                   July 1, 1993

EX-99.B15(iv)      Class II Distribution Plan between Franklin      *
                   Managed Trust on behalf of Franklin Rising
                   Dividends Fund - Class II, and
                   Franklin/Templeton Distributors, Inc., dated
                   March 30, 1995

EX-99.B16(i)       Schedule for computation performance quotation   *

EX-99.B17(i)       Power of Attorney dated March 13, 1995           *

EX-99.B17(ii)      Certificate of Secretary dated March 13, 1995    *

EX-99.B18(i)       Multiple Class Plan                              *

EX-27.B(i)         Financial Data Schedule for Franklin Corporate   Attached
                   Qualified Dividend Fund - Class I

EX-27.B(ii)        Financial Data Schedule for Franklin Rising      Attached
                   Dividends Fund - Class I

EX-27.B(iii)       Financial Data Schedule for Franklin Rising      Attached
                   Dividends Fund - Class II

EX-27.B(iv)        Financial Data Schedule for Franklin Investment  Attached
                   Grade Income Fund - Class I

* Incorporated by reference